Securities Act File No. 333-100654

Investment Company Act File No. 811-21237

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 407	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 408	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (513) 587-3400

Elisabeth Dahl

Secretary

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Copies to:

Donald S. Mendelsohn, Esq.

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

(513) 352-6546

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 28, 2018, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

IRON EQUITY PREMIUM INCOME FUND

IRON EQUITY PREMIUM INCOME FUND

Summary

Investment Objective

The IRON Equity Premium Income Fund (the “Premium Income Fund” or the “Fund”) seeks to provide superior risk-adjusted total returns relative to the CBOE S&P 500 BuyWrite Index (BXMSM) (net of Fund expenses).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Premium Income Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Redemption Fee (as a percentage of the amount redeemed within 30 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	NONE
Other Expenses
Administrative Services Fees	0.10%	NONE
Remaining Other Expenses	4.10%	4.10%
Acquired Fund Fees and Expenses	0.09%	0.09%

Total Annual Fund Operating Expenses	5.44%	5.09%
Fee Waiver/Expense Reimbursement[1]	(4.00)%	(4.00)%

Total Annual Fund Operating Expenses[2]	1.44%	1.09%

(After Fee Waiver/Expense Reimbursement)

[1]

The Fund’s adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers

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IRON EQUITY PREMIUM INCOME FUND

Summary (continued)

and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.00% of the Fund’s average daily net assets through January 31, 2019. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement. This expense cap may not be terminated prior to this date except by the Board of Trustees.
[2]

Total Annual Fund Operating Expenses do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus. The Fund’s financial highlights reflect the operating expenses of the Fund and do not include the effect of Acquired Fund Fees and Expenses. Without the Fees and Expenses of Acquired Funds, the Total Annual Fund Operating Expenses would be 1.35% for the Investor Class and 1.00% for the Institutional Class.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. It assumes a 5% return on your investment each year and that the Fund’s operating expenses remain the same. Only the first year in each period in the Example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

	1 year	3 years	5 years	10 years
Investor Class	$147	$1,268	$2,380	$5,118
Institutional Class	$111	$1,168	$2,223	$4,852

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, above, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 6%.

Principal Investment Strategies

The Premium Income Fund invests primarily in one or more exchange-traded funds that track the performance of the S&P 500® Index (the “Underlying ETFs”) while employing an actively managed strategy of writing (selling) call options on all or a

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IRON EQUITY PREMIUM INCOME FUND

Summary (continued)

portion of the Underlying ETFs. Writing call options is intended to generate income in the form of option writing premiums while reducing volatility associated with the Fund’s exposure to U.S. equities.

Investing in the Underlying ETFs provides the Fund with passive exposure to the performance of the S&P 500® Index, a widely-recognized benchmark of U.S. stock performance that is dominated by the stocks of large U.S. companies. Under normal circumstances, the Fund intends to be substantially invested in one or more Underlying ETFs, regardless of the current or projected performance of the Underlying ETFs. The Fund will, as a policy, invest at least 80% of its net assets in equity securities under normal circumstances. The Fund considers the Underlying ETFs to be “equity securities” for purposes of this policy, and expects that its entire equity portfolio will be comprised of one or more Underlying ETFs.

The Fund’s investment adviser, IRON Financial, LLC (the “Adviser”), actively manages the Fund’s option writing strategy using a quantitative model that takes into account multiple factors, including option premium, certain risk measures, tenor (i.e., the amount of time remaining until expiration), and implied and realized volatility. The Adviser monitors each of the Fund’s open written option positions to determine whether to close out the position (by repurchasing the written option) or to allow the option to expire. This active management is intended to permit the Fund to realize much of the capital appreciation of the Underlying ETFs while capturing option premium and reducing the volatility associated with the Underlying ETFs.

As the seller of a call option on an Underlying ETF, the Fund receives cash (the “premium”) from the purchaser. The purchaser of the call option has the right to purchase the security underlying the option at a specified price (the “exercise price” or “strike price”) at any time during the term of the option. If the purchaser exercises the option, the Fund will be required to deliver the Underlying ETF position covering the option at the exercise price.

The Fund has the flexibility to write call options on the Underlying ETFs with an aggregate notional value equal to the market value of its positions in the Underlying ETFs, or to write no options at all. The extent of the Fund’s option writing activity depends on the Adviser’s assessment of market conditions and the attractiveness of writing call options on the Underlying ETFs.

The Fund’s option writing strategy is intended to reduce the Fund’s volatility relative to U.S. equity securities and provide the Fund with gains from premiums received. However, writing call options may reduce the Fund’s ability to profit from increases in the value of its equity portfolio, especially in sharply rising equity markets.

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IRON EQUITY PREMIUM INCOME FUND

Summary (continued)

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•

Underlying ETFs Risk. The Fund invests primarily in one or more Underlying ETFs, rather than holding individual stocks or other investments directly. Much of the Fund’s performance depends on the investment performance (positive or negative) of the Underlying ETFs. An investment in the Fund is thus subject to the risks of the Underlying ETFs, including those described below. The Fund and its investors will also indirectly bear a portion of the fees and expenses of the Underlying ETFs held by the Fund. These fees are in addition to the Fund’s direct fees and expenses, and may be considered duplicative. An Underlying ETF’s shares may trade at a market price above or below its net asset value (“NAV”) and an active (or liquid) trading market for an Underlying ETF’s shares may not be maintained. Trading in shares of an Underlying ETF may be halted by the activation of individual or market-wide trading halts.

•

Market Risk. The Fund’s investment in an Underlying ETF involves risks similar to investing in equity securities directly or in the fund that holds equity securities. The value of the Underlying ETFs held by the Fund will fluctuate due to general market or economic conditions, including fluctuations caused by economic or political developments, perceived trends in stock prices, and changes in interest or currency rates. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of the Underlying ETFs will also fluctuate due to factors affecting specific issuers held by the Underlying ETFs. The Underlying ETFs may, at times, become focused in stocks in a market sector, which would subject the Underlying ETFs to proportionally higher exposure to events affecting that sector. The Underlying ETFs are substantially exposed to the large capitalization sector of the U.S. stock market, which may underperform the overall U.S. stock market for extended periods of time.

•

Management Risk. The Fund’s written call option strategy is actively managed and is thus subject to management risk. The Adviser will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. The Fund’s written call option strategy may not be successful in reducing the Fund’s

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IRON EQUITY PREMIUM INCOME FUND

Summary (continued)

volatility, and could cause the Fund to underperform its benchmark and other funds with similar investment objectives and strategies.

•

Quantitative Model Risk. The Adviser’s use of quantitative modeling to assist in managing the Fund’s written call option strategy may not be successful. The quantitative model may be flawed, may not work as expected, and may cause the Fund to underperform other funds with similar investment objectives and strategies.

•

Passive Index-Based Investing Risk. The Underlying ETFs are not actively managed and instead designed to passively track the performance of the S&P 500® Index. The Fund anticipates investing substantially in one or more Underlying ETFs regardless of the Adviser’s assessment of the current or projected performance of the Underlying ETFs. Maintaining investments in the Underlying ETFs regardless of market conditions or the performance of the Underlying ETFs could cause the Fund’s returns to be lower than if the Fund employed the fundamental investment approach to security selection with respect to the equity portion of its portfolio.

•

Tracking Error Risk. While each Underlying ETF is designed to track the performance of the S&P 500® Index, the performance of an Underlying ETF may differ from the performance of the S&P 500® Index for several reasons, including operating expenses and transaction costs incurred by the Underlying ETF and differences in holdings.

•

Written Call Options Risk. The Fund’s call option writing strategy may not reduce the extent of the Fund’s losses during market declines because the Fund will continue to bear the risk of a decline in the value of its equity portfolio. In a sharply declining market, the Fund will likely experience a sharp decline in its NAV. There are several additional risks associated with writing call options, including the following:

•

As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market value of the Underlying ETF covering the option and foregoes, during the life of the option, the opportunity to profit from an increase in the market value of the Underlying ETF above the strike price of the call. In a rising market, the Fund could significantly underperform the market.

•

The effective use of written call options depends on the Fund’s ability to terminate these options positions at times when the Adviser deems it desirable to do so. There is no guarantee that the Fund will be able to effect closing transactions on written options at any particular time or at an acceptable price.

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IRON EQUITY PREMIUM INCOME FUND

Summary (continued)

A liquid market may not exist when the Fund seeks to close out a written call option position. If the Fund is unable to close out an unexpired written option position, the Fund would not be able to sell the Underlying ETF covering the option until the option expires.

•

Market conditions or a lack of a ready market for a particular call option may reduce the effectiveness of the Fund’s written option strategy and prevent the Fund from achieving its investment objective.

•

In certain circumstances, the exercise (or strike) price of a call option written by the Fund on an Underlying ETF may be adjusted downward before the option’s expiration because of events affecting the Underlying ETF. This would reduce the Fund’s capital appreciation potential on the Underlying ETF.

•	The Fund’s options transactions will be subject to limitations established by each of the exchanges or other trading facilities on which such options are traded.

•

Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance

The bar chart below shows how the Premium Income Fund’s investment returns have varied from year to year since the Fund’s inception as represented by Institutional Class shares. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

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IRON EQUITY PREMIUM INCOME FUND

Summary (continued)

Institutional Class

Annual Total Return (for years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	1st Quarter, 2017, 5.11%
Worst Quarter:	1st Quarter, 2016, (0.45)%

Average Annual Total Returns (for the periods ended December 31, 2017)

	One Year	Since Inception[1]
Institutional Class
Return before Taxes	16.71%	10.44%
Return After Taxes on Distributions	14.27%	9.18%
Return After Taxes on Distributions and Sale of Fund Shares	9.54%	7.54%

Investor Class
Return before Taxes	16.33%	10.09%

CBOE S&P 500 BuyWrite Index[2]	13.00%	8.96%

[1]	Institutional Class and Investor Class shares commenced operations on October 30, 2015. The “Since Inception” return for the CBOE S&P 500 BuyWrite Index is shown as of October 30, 2015.

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IRON EQUITY PREMIUM INCOME FUND

Summary (continued)

[2]

The CBOE S&P BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. A “buy-write” strategy generally is considered to be an investment strategy in which an investor buys a stock or a basket of stocks, and also writes covered call options that correspond to the stock or basket of stocks.

Portfolio Management

Investment Adviser – IRON Financial, LLC

Portfolio Managers – The following portfolio managers have been responsible for the day-to-day management of the Fund since its inception in October 2015.

•	Edward Connolly; Director, Portfolio Management and Trading

•	Aaron Izenstark; Co-Founder and Chief Investment Officer

•	Dr. Ramesh Poola, Ph.D., CFA; Manager Director of Investment and Quantitative Research

•	Joe Fanaro; Portfolio Management and Trading

Purchase and Sale of Fund Shares

Minimum Initial Investment: $10,000 Minimum Additional Investment: $1,000	To Place Buy or Sell Orders By Mail: IRON Funds c/o: Ultimus Asset Services, LLC P.O. Box 46707 Cincinnati, OH 45246-0707 By Phone: (877) 322-0575

Purchases placed via intermediaries may have different minimums than those listed above.

You may also sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (“IRA”) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

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IRON EQUITY PREMIUM INCOME FUND

Summary (continued)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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IRON EQUITY PREMIUM INCOME FUND

Additional Information About the Fund’s Principal Investment

Strategies and Related Risks

Investment Objective

The Fund seeks to provide superior risk-adjusted total returns relative to the CBOE S&P 500 BuyWrite Index (BXMSM) (net of Fund expenses).

Principal Investment Strategies

The Fund invests primarily in one or more exchange-traded funds that are designed to track the performance of the S&P 500® Index (the Underlying ETFs). The Fund also employs an actively managed strategy of writing (selling) call options on all or a portion of the Underlying ETFs. Writing call options is intended to reduce the volatility of the Fund’s equity portfolio by providing a steady cash flow in the form of option premiums. The Fund seeks to provide superior risk-adjusted total returns relative to the CBOE S&P 500 BuyWrite Index (BXMSM) through a combination of returns on the Underlying ETFs and premiums (cash received) from the sale of call options on the Underlying ETFs.

Equity Portfolio

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Fund expects that its entire equity portfolio will be comprised of one or more Underlying ETFs, which it considers to be “equity securities” for purposes of complying with its 80% policy.

Holding Underlying ETFs is designed to provide the Fund with passive exposure to the performance of the S&P 500® Index, a widely-recognized benchmark of U.S. stock performance that is dominated by the stocks of large U.S. companies. The Underlying ETFs are not actively managed and are instead designed to passively track

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IRON EQUITY PREMIUM INCOME FUND

Additional Information About the Fund’s Principal Investment

Strategies and Related Risks (continued)

the performance of the S&P 500® Index. The following table provides information about the Underlying ETFs in which the Fund may invest:

Name	Investment Adviser	Ticker Symbol	Index Tracked
SPDR S&P 500 ETF Trust	PDR Services, LLC, as sponsor of the trust, and State Street Bank and Trust Company, as trustee of the trust	SPY	S&P 500® Index
iShares Core S&P 500 ETF	BlackRock Fund Advisors	IVV	S&P 500® Index
Vanguard S&P 500 ETF	The Vanguard Group, Inc.	VOO	S&P 500® Index

While the Fund invests primarily in one or more of the Underlying ETFs, the Adviser maintains the flexibility to determine the allocation of the Fund’s assets among the Underlying ETFs. The Fund may invest without limit in a single Underlying ETF, or in any combination of Underlying ETFs. Investors should understand that, under normal circumstances, the Fund intends to be substantially invested in one or more of the Underlying ETFs, regardless of the Adviser’s assessment of the current or projected performance of the Underlying ETFs.

Writing and Managing Call Options

The Fund uses an active strategy of writing call options on all or a portion of the Underlying ETFs. As the seller of a call option on an Underlying ETF, the Fund receives cash (the “premium”) from the purchaser. The purchaser of the call option has the right to purchase the security underlying the option at a specified price (the “exercise price” or “strike price”) at any time during the term of the option. If the purchaser exercises the option, the Fund will be required to deliver the Underlying ETF position covering the option at the exercise price. If the purchaser does not exercise the option, the Fund retains the premium. The premium, the exercise price and the value of the Underlying ETF determine the gain or loss realized by the Fund as the seller of the call option.

The Adviser actively monitors each of the Fund’s open written option positions to determine whether to buy back the option, ending the Fund’s obligation, or to allow the option to expire. When the Fund buys back an option, the gain or loss realized by

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IRON EQUITY PREMIUM INCOME FUND

Additional Information About the Fund’s Principal Investment

Strategies and Related Risks (continued)

the Fund is determined by the difference between the cost of buying back the option and the premium initially received. In order to limit the price of buying back an option, the Fund writes call options within a predefined strike range (i.e., the price at which the call option can be exercised by the purchaser) determined by the Adviser, which varies from to slightly to moderately out-of-the money (i.e., the option exercise price is higher than the price of the Underlying ETF). The Adviser’s active management of the Fund’s options positions is intended to permit the Fund to realize much of the capital appreciation of the Underlying ETFs while capturing option premium and reducing volatility associated with the Underlying ETFs.

The percentage of the Fund’s portfolio value against which call options are written will vary over time depending on the Adviser’s assessment of market conditions and the attractiveness of writing call options on the Underlying ETFs. The Adviser uses a multi-factor quantitative model to guide the Fund’s sale of call options. This proprietary model considers multiple factors, including the option premium, certain risk measures, tenor (i.e., the amount of time remaining until expiration), and implied and realized volatility. The Fund may write call options with an aggregate notional value equal to the market value of its positions in Underlying ETFs. In certain market conditions, such as when the Adviser expects equity markets to rise sharply, the Adviser may reduce the percentage of the Fund’s portfolio value over which call options are written (including down to zero) in order to more fully realize gains from rising equity markets. The Fund’s option writing strategy is intended to reduce the Fund’s volatility relative to U.S. equity securities and provide the Fund with gains from premiums received. However, writing call options may reduce the Fund’s ability to profit from increases in the value of its equity portfolio, especially during periods of sharply rising equity prices.

Principal Risks of Investing in the Fund

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. The Fund is not intended to be a complete investment program.

•

Underlying ETFs Risk. The Fund invests primarily in one or more Underlying ETFs, rather than holding individual stocks or other investments directly. Much of the Fund’s performance depends on the investment performance (positive or negative) of the Underlying ETFs. An investment in the Fund is thus subject to the risks of the Underlying ETFs, including those described below. The Fund and its investors will also indirectly bear a portion of the fees and expenses of the

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IRON EQUITY PREMIUM INCOME FUND

Additional Information About the Fund’s Principal Investment

Strategies and Related Risks (continued)

Underlying ETFs held by the Fund. These fees are in addition to the Fund’s direct fees and expenses, and may be considered duplicative. An Underlying ETF’s shares may trade at a market price above or below its NAV and an active (or liquid) trading market for an Underlying ETF’s shares may not be maintained. Trading in shares of an Underlying ETF may be halted by extraordinary market volatility pursuant to so-called “circuit breaker” rules.

•

Market Risk. The Fund’s investment in an Underlying ETF involves risks similar to investing in equity securities directly or in the fund that holds equity securities. The value of the Underlying ETFs held by the Fund will fluctuate due to general market or economic conditions, including fluctuations caused by economic or political developments, perceived trends in stock prices, and changes in interest or currency rates. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of the Underlying ETFs will also fluctuate due to factors affecting specific issuers held by the Underlying ETFs. The Underlying ETFs may, at times, become focused in stocks in a market sector, which would subject the Underlying ETFs to proportionally higher exposure to events affecting that sector. The Underlying ETFs have a large exposure to the large capitalization sector of the U.S. stock market, which may underperform the overall U.S. stock market for extended periods of time.

•

Management Risk. The Fund’s written call option strategy is actively managed and is thus subject to management risk. The Adviser will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. The Fund’s written call option strategy may not be successful in reducing the Fund’s volatility, and could cause the Fund to underperform its benchmark and other funds with similar investment objectives and strategies.

•

Quantitative Model Risk. Quantitative models generally depend on historical data to evaluate prospective investments and are thus backward-looking. Options written using the Adviser’s quantitative model may not perform as expected based on the Adviser’s analysis of historical trends because of factors used in analyzing historical trends, the weights placed on each factor, and changes in market conditions. Because markets are dynamic and change over time, a previously successful quantitative model may become outdated and result in losses to the Fund. Errors in the Adviser’s quantitative model or analysis, or in the data on which the model is based, could adversely affect the use of the model or analysis and negatively affect the Fund’s performance. The Adviser’s use of quantitative methods and modeling may also fail because of human error.

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IRON EQUITY PREMIUM INCOME FUND

Additional Information About the Fund’s Principal Investment

Strategies and Related Risks (continued)

•

Passive Index-Based Investing Risk. The Underlying ETFs are not actively managed and instead seek to track the performance of the S&P 500® Index. The Underlying ETFs will invest in securities included in, or representative of, the S&P 500® Index, regardless of their investment merits. The Underlying ETFs will not attempt to take defensive positions under any market conditions, including declining markets. The Fund anticipates investing substantially in one or more of the Underlying ETFs regardless of the Adviser’s assessment of the current or projected performance of the Underlying ETFs. Maintaining investments in the Underlying ETFs regardless of market conditions or the performance of the Underlying ETFs could cause the Fund’s returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to the equity portion of its portfolio.

•

Tracking Error Risk. While each Underlying ETF is designed to track the performance of the S&P 500® Index, the performance of an Underlying ETF may differ from the performance of the S&P 500® Index. This tracking error may occur because of differences between the securities held in the Underlying ETF’s portfolio and those included in the S&P 500® Index, pricing differences, the Underlying ETF holding uninvested cash, differences in the timing of the accrual of dividends, and changes to the S&P 500® Index.

•

Written Call Options Risk. The Fund’s call option writing strategy may not reduce the extent of the Fund’s losses during market declines because the Fund will continue to bear the risk of a decline in the value of its equity portfolio. In a sharply declining market, the Fund will likely experience a sharp decline in its NAV. There are several additional risks associated with writing call options, including the following:

•

As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market value of the Underlying ETF covering the option and foregoes, during the life of the option, the opportunity to profit from an increase in the market value of the Underlying ETF above the strike price of the call. In a rising market, the Fund could significantly underperform the market.

•

The effective use of written call options depends on the Fund’s ability to terminate these options positions at times when the Adviser deems it desirable to do so. There is no guarantee that the Fund will be able to effect closing transactions on written options at any particular time or at an acceptable price, including in response to Fund redemption requests. A liquid market may not exist when the Fund seeks to close out a written call option position. If the

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Additional Information About the Fund’s Principal Investment Strategies and Related Risks (continued)

Fund is unable to close out an unexpired written option position, the Fund would not be able to sell the Underlying ETF covering the option until the option expires.

•

Demand for written options on the Underlying ETFs may decrease and the market for written options on the Underlying ETFs may discontinue trading or become temporarily unavailable if unusual events, such as value in excess of trading or clearing capability, were to interrupt its normal operations. Any of these events would reduce the effectiveness of the Fund’s option writing strategy and could prevent the Fund from achieving its investment objective.

•

In certain circumstances, the exercise (or strike) price of a call option written by the Fund on an Underlying ETF may be adjusted downward before the option’s expiration as a result of events affecting the Underlying ETF. This would reduce the Fund’s capital appreciation potential on the Underlying ETF.

•

Cybersecurity Risks. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

•	The Fund’s options transactions will be subject to limitations established by each of the exchanges or other trading facilities on which such options are traded.

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Additional Information About the Fund’s Principal Investment Strategies and Related Risks (continued)

Changes in Investment Objective or Policies

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective and/or its 80% policy upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Trustees without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which is available at www.ironfunds.com.

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IRON EQUITY PREMIUM INCOME FUND

Additional Information About Management of the Fund

Adviser

IRON Financial, LLC serves as the investment adviser to the Fund. Founded in 1994, the Adviser is an independently owned multi- product investment firm built on the solid commitment to risk mitigation, proprietary research and both fundamental and quantitative analysis. The Adviser focuses on managing a series of alternative and enhanced investment strategies across many asset classes supported by a highly scalable operation. The Adviser is also a provider of comprehensive fiduciary solutions to corporate retirement plans. The Adviser delivers its solutions in separately managed account and mutual fund vehicles and serves both the institutional and ultra-high net worth client segments including multifamily offices, plan sponsors, wealth managers, and sub-advisers. As of September 30, 2017, the Adviser and its affiliates had approximately $3.4 billion under management

For its advisory services, the Adviser is entitled to receive a management fee at the annual rate of 0.90% of the average daily net assets of the Fund. The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class only); (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.00% of the Fund’s average daily net assets. The contractual agreement is in place through January 31, 2019. Each waiver and reimbursement by the Adviser is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement. Because of the Adviser’s obligation to waive its management fee, as described above, the Fund did not pay any management fee to the Adviser for the fiscal period ended September 30, 2017.

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IRON EQUITY PREMIUM INCOME FUND

Additional Information About Management of the Fund (continued)

To the extent that the Adviser pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider several factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. Investor Class shares may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services to Investor Class shareholders that would otherwise be provided by the Fund’s transfer agent or other service providers if the Investor Class shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

A discussion of the factors that the Board of Trustees Board considered in approving the Premium Income Fund’s advisory agreement was contained in the annual report to shareholders for the period ended September 30, 2017.

Portfolio Managers

Edward Connolly is primarily responsible for the management of the Premium Income Fund. The Premium Income Fund’s co-portfolio managers are comprised of a team including Aaron Izenstark, Dr. Ramesh Poola, Ph.D., CFA, and Joe Fanaro.

Aaron Izenstark

Mr. Izenstark is a Co-Founder and Chief Investment Officer of the Adviser. Mr. Izenstark has served as portfolio manager of the Premium Income Fund since its

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IRON EQUITY PREMIUM INCOME FUND

Additional Information About Management of the Fund (continued)

inception in October 2015. Since the Adviser’s founding in 1994, Mr. Izenstark’s focus has been on designing specialized fixed income and equity strategies that seek to reduce portfolio volatility and downside risk while earning competitive returns through full market cycles. Under the guidance of Mr. Izenstark, the Adviser has grown to manage approximately $3.4 billion in assets for a range of intermediary, institutional and high net worth investors.

Prior to co-founding the Adviser in 1994, Mr. Izenstark was a member of the Chicago Board of Trade (“CBOT”) and Chicago Mercantile Exchange where he specialized in the trading of fixed income and equity derivatives. Mr. Izenstark began investing in high yield fixed income securities in 1988 while a member of the CBOT – where he first developed the investment process that has evolved into the full investment methodology the Adviser uses today in managing the Strategic Income Fund. Mr. Izenstark received his Bachelor of Science in Business Administration from Indiana University and he holds the FINRA Series 2 and 65 licenses.

Edward Connolly

Mr. Connolly has been portfolio manager of the Premium Income Fund since its inception in October 2015. Mr. Connolly is a trader and portfolio manager for a series of strategies for the Adviser. Mr. Connolly joined the Adviser in 2006 and has responsibility for overseeing the global and domestic option overlay strategies for Separately Managed Accounts at the Adviser. In addition, Mr. Connolly has responsibility for fixed income strategies incorporating the use of corporate, government, municipal and convertible securities. Prior to joining the Adviser, Mr. Connolly worked for several market making firms at the Chicago Board Options Exchange and the CBOT. During this time, Mr. Connolly was responsible for the administrative start-up of a yield curve trading group trading futures to hedge option trades as well as trading the daily and overnight gamma for open option positions. Mr. Connolly earned a Bachelor of Arts in Economics from Connecticut College and holds the FINRA Series 65 license.

Dr. Ramesh Poola, Ph.D., CFA

Dr. Ramesh Poola, Ph.D., CFA has been a co-portfolio manager of the Premium Income Fund since its inception in October 2015. He is the Managing Director of Investment and Quantitative Research for the Adviser. Dr. Poola joined the Adviser in 2009 and he heads and oversees all quantitative investment research, financial modeling, portfolio construction, and risk analysis for the Adviser’s investment strategies across all asset classes. He also leads investment research for the Adviser’s ERISA 3(38) Investment Fiduciary Corporate Retirement Services business. Prior to

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IRON EQUITY PREMIUM INCOME FUND

Additional Information About Management of the Fund (continued)

joining the Adviser, Dr. Poola was an Equities Research Analyst at Koch Quantitative Trading, LLC, a division of Koch Industries, where he was responsible for quantitative research; the development of new investment strategies; and the development and enhancement of advanced risk management practices. Previously, Dr. Poola was an Equity Research Analyst at Morningstar, LLC where he was responsible for fundamental equity research coverage in the diversified industrial sector. He conceived and organized Morningstar’s first stock conference, “The Management Behind the Moat.” Previously, Dr. Poola spent six years in advanced engineering research and development at General Motors Corporation and six years as a leading researcher at Argonne National Laboratory. Dr. Poola was awarded eleven U.S. Patents and authored/co-authored over 60 scholarly technical papers in leading peer-reviewed journals. Also, he was a recipient of GM’s “Outstanding Achievement Award” for exemplary leadership and excellence and was a three-time recipient of the “Argonne Director’s Award,” – the highest award provided by Argonne for outstanding achievements and research contributions. He was also a recipient of the “R&D 100” award from R&D magazine.

Dr. Poola received his M.B.A. with honors in Analytical Finance and Accounting from the University of Chicago, Booth School of Business. He also holds a Ph.D. in Mechanical Engineering from the Indian Institute of Technology, Madras, India. Dr. Poola is a CFA Charterholder and is a member of the CFA Society of Chicago and the Quantitative Finance Group.

Joe Fanaro

Mr. Fanaro has been a co-portfolio manager of the Premium Income Fund since its inception in October 2015. He is a trader and portfolio manager for the Adviser’s Equity Derivatives and REIT strategies. Mr. Fanaro joined the Adviser in 2012 and is also responsible for investment strategy research across asset classes including fixed income, equities, options and futures. Prior to joining the Adviser, Mr. Fanaro worked in the futures industry as a Trader and Quantitative Analyst, where he researched, developed, executed and managed the risk of investment strategies. Mr. Fanaro worked extensively in the development of financial models to value derivatives and cash securities, covering both traditional and alternative investments. Mr. Fanaro received his M.B.A. with honors in Finance from DePaul University, Kellstadt Graduate School of Business and a Bachelor’s of Science from DePaul University’s College of Commerce.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers, including the compensation structure, a description of other accounts managed, and ownership of shares of the Fund.

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IRON EQUITY PREMIUM INCOME FUND

Account Information

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV per share determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Classes of Shares

The Fund currently offers Investor Class and Institutional Class shares. Both share classes require a minimum initial investment of $10,000 and minimum subsequent investments of $1,000. If you purchase Fund shares through a financial intermediary, the financial intermediary may require different investment minimums.

Investor Class. Investor Class shares charge a 0.25% 12b-1 fee and a 0.10% administrative services fee, and are offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into a selling agreement with the Fund’s distributor. Investor Class shares are often made available on various no transaction fee platforms.

Institutional Class. Institutional Class shares do not pay any 12b-1 fees or administrative services fees. Institutional Class shares can be purchased directly through the distributor or other financial intermediaries, which may charge transaction fees with respect to your purchase.

You may be eligible to purchase both classes of shares. If so, you should compare the fees and expenses applicable to each class and decide which is better for you. Investor Class shares pay ongoing 12b-1 fees and administrative services fees, and therefore

21

IRON EQUITY PREMIUM INCOME FUND

Account Information (continued)

have higher annual expenses than Institutional Class shares. Institutional Class shares purchased through a financial intermediary (other than the Fund’s distributor) may be subject to transaction fees payable to the financial intermediary. Depending on the size and frequency of your transactions, as well as the length of time you intend to hold the shares, you may pay more with one class than you would with the other.

The Fund reserves the right to change the above eligibility criteria for either share class. The Fund may waive the minimums for either class of shares at its discretion, including for existing clients of the Adviser. For example, the Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee (including commissions) by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form; and

•	a personal check with name pre-printed (subject to the minimum amounts) made payable to the Fund; and

•	an indication of whether Investor Class or Institutional Class shares are to be purchased.

Mail the application and check to:

U.S. Mail:	Overnight:
IRON Funds c/o Ultimus Asset Services, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	IRON Funds c/o Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call

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IRON EQUITY PREMIUM INCOME FUND

Account Information (continued)

Shareholder Services at (877) 322-0575 to obtain information on how to set up your account and obtain an account number.

You must provide a signed application to Ultimus Asset Services, LLC, (“UAS”) the Fund’s transfer agent, at the above address to complete your initial wire purchase. Wire orders will be accepted only on a day when the Fund, custodian and transfer agent are all open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price will be the NAV next determined after the wire is received by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to the minimum amount) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

•	your name,

•	the name(s) on your account(s),

•	your account number(s),

•	the name of the Fund (including share class),

•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or at another frequency to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your automatic purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

23

IRON EQUITY PREMIUM INCOME FUND

Account Information (continued)

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax sheltered retirement plans, including: IRAs; simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Distribution Plan

The Trust, with respect to the Fund, has adopted a distribution plan (the “Plan”) for its Investor Class shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Fund’s plan, the Fund pays a fee of 0.25% of the average daily net assets of Investor Class shares to the Fund’s Adviser or any financial intermediary to help defray the cost of distributing Investor Class shares, including sales and marketing expenses, or servicing Investor Class shareholders. Because these fees are an ongoing expense to the Fund, over time they reduce the net investment results of Investor Class shares and may cost you more than paying other types of sales charges. The Fund’s Adviser may also make payments to financial intermediaries for the distribution of the Fund’s shares.

Administration Plan

The Trust, with respect to the Fund, has adopted an Administration Plan with respect to Investor Class shares, pursuant to which the Fund may pay an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to reimburse the Adviser for compensating financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administration Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares.

For purposes of the Administration Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially

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IRON EQUITY PREMIUM INCOME FUND

Account Information (continued)

owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (iv) providing periodic account statements. Over time, administration fees increase the cost of your investment in the Fund’s Investor Class shares because these fees are paid out of the Fund’s assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, (other than money orders issued by a bank) credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a 15-business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain broker-dealers and other financial intermediaries (including their designated intermediaries) to accept purchase and sell orders on their behalf. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial intermediary to transmit orders promptly and in proper order to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change without shareholder notice. Any charges for wire redemptions will be deducted from your account by redemption of shares.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects to hold cash or cash equivalents sufficient to meet redemption requests. However, the Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with management

25

IRON EQUITY PREMIUM INCOME FUND

Account Information (continued)

of the Fund. These redemption methods may be used regularly and may also be used under stressed market conditions. The Fund may access a line of credit to meet redemption requests during stressed market conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares in-kind by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind redemption is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. Additionally, if the Fund redeems your shares in-kind, then you will bear the market risks associated with the securities paid to you as redemption proceeds. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee (or commission) by that institution.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
IRON Funds c/o Ultimus Asset Services, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	IRON Funds c/o Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

“Proper order” means your request for a redemption must include:

•	the Fund name,

•	account number,

•	account name(s) and address, and

•	the dollar amount or number of shares you wish to redeem.

Requests to sell shares that are received in proper order are processed at the NAV next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption

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IRON EQUITY PREMIUM INCOME FUND

Account Information (continued)

request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (877) 322-0575 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account (up to $50,000) in the Fund by calling Shareholder Services at (877) 322-0575. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipate difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that the Fund determines is abusive. This policy generally applies to all shareholders of the Fund.

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IRON EQUITY PREMIUM INCOME FUND

Account Information (continued)

The Board also has adopted a redemption policy to discourage short-term traders and/ or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders.

UAS, the Fund’s administrator, performs automated monitoring of short-term trading activity for the Fund. Instances of suspected short-term trading are investigated by the compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then UAS notifies the Fund’s Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of a Fund’s policies is provided to the Board.

Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market timers.”

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Funds through financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts – in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners – are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing and to apply the Fund’s redemption fee. UAS reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts and to apply its redemption fee ultimately depends on the capabilities and

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IRON EQUITY PREMIUM INCOME FUND

Account Information (continued)

cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading, and financial intermediaries may be unwilling or unable to apply the Fund’s redemption fee. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 322-0575. Redemption requests specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to 15 calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission (“SEC”), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $10,000 for the Institutional Class or $500 for the Investor Class, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the appropriate class to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, pursuant to the Agreement and Declaration of Trust, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

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Account Information (continued)

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s NAV per share for the applicable class. The NAV of each class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund’s NAV of each class is calculated by dividing the value of its total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which such securities are traded. If market quotations are not available or do not reflect a fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value, then the assets may be valued by the Adviser at a fair value as determined in good faith by the Adviser pursuant to guidelines established by the Board. When pricing securities using the fair value guidelines established by the Board, the Adviser seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the

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IRON EQUITY PREMIUM INCOME FUND

Account Information (continued)

Adviser’s fair value methodology is inappropriate. The Fund’s Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. The Fund anticipates making quarterly distributions that in the aggregate will approximate from 4% to 5% of the Fund’s net assets on an annual basis, although the actual amount may vary. The Fund expects that at times a substantial portion of these quarterly distributions will be in amounts in excess of net investment income and realized net short-term capital gains, which would constitute a non-taxable return of capital. The Fund expects to distribute any net long-term capital gains annually. All distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, other than “qualified dividend income,” whether or not reinvested, will be taxed as ordinary income. Qualified dividend income (i.e. generally dividends received by the Fund from domestic corporations and some foreign corporations) generally will be taxable to individuals and most trusts and estates at a maximum federal tax rate of 20%.

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss) to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. Long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal tax rate of 20%. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Generally, the Premium Income Fund expects that its investment income will include net short-term gains from certain option transactions. Any premium income from option transactions that is distributed will be subject to ordinary income tax rates, except as described below.

31

IRON EQUITY PREMIUM INCOME FUND

Account Information (continued)

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account.

Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares for a gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for more than one year or less than that period, respectively. Losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

As described generally above, designated dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 20% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for

32

IRON EQUITY PREMIUM INCOME FUND

Account Information (continued)

example, such as interest income, dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. This tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different from the Fund’s default lot identification method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax adviser with regard to your personal circumstances.

33

IRON EQUITY PREMIUM INCOME FUND

Account Information (continued)

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

34

IRON EQUITY PREMIUM INCOME FUND

Financial Highlights

The following tables are intended to help you better understand the Fund’s recent financial performance. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Fund’s Annual Report to Shareholders for the fiscal period ended September 30, 2017, which is available upon request without charge.

35

IRON EQUITY PREMIUM INCOME FUND – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.22	$10.00

Investment operations:
Net investment income	0.11 (b)	0.12
Net realized and unrealized gain	1.37	0.22

Total from investment operations	1.48	0.34

Less distributions to shareholders:
From net investment income	(0.06)	(0.12)
From return of capital	(0.41)	—

Total distributions	(0.47)	(0.12)

Paid in capital from redemption fees	—	—	(c)

Net asset value, end of period	$11.23	$10.22

Total Return (d)	14.67%	3.41	%(e)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$7,870	$4,671
Ratio of net expenses to average net assets (f)	1.00%	1.00	%(g)
Ratio of expenses to average net assets before waiver/reimbursement (f)	5.00%	6.51	%(g)
Ratio of net investment income to average net assets (f)	1.03%	1.36	%(g)
Portfolio turnover rate	6%	42	%(e)

(a)	For the period October 30, 2015 (commencement of operations) to September 30, 2016.
(b)	Per share amount calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(g)	Annualized.

36

IRON EQUITY PREMIUM INCOME FUND – Investor Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.22	$10.00

Investment operations:
Net investment income	0.09 (b)	0.10
Net realized and unrealized gain	1.36	0.21

Total from investment operations	1.45	0.31

Less distributions to shareholders:
From net investment income	(0.03)	(0.09)
From return of capital	(0.41)	—

Total distributions	(0.44)	(0.09)

Net asset value, end of period	$11.23	$10.22

Total Return (c)	14.30%	3.12	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$149	$112
Ratio of net expenses to average net assets (e)	1.35%	1.35	%(f)
Ratio of expenses to average net assets before waiver/reimbursement (e)	5.35%	6.86	%(f)
Ratio of net investment income to average net assets (e)	0.86%	1.15	%(f)
Portfolio turnover rate	6%	42	%(d)

(a)	For the period October 30, 2015 (commencement of operations) to September 30, 2016.
(b)	Per share amount calculated using average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

37

IRON EQUITY PREMIUM INCOME FUND

Additional Information About the Fund

The Fund’s Statement of Additional Information (SAI) and annual and semiannual reports to shareholders contain additional information about the Fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund’s annual reports to shareholders discuss market conditions and investment strategies that significantly affected the Fund’s performance during the fiscal year.

You may obtain free copies of the SAI, annual report and semiannual report as well as other information about the Fund and may make other shareholder inquiries by calling Shareholder Services at (877) 322-0575. You may also obtain free copies of these materials by visiting the Fund’s website at www.ironfunds.com.

INVESTMENT ADVISER IRON Financial LLC 630 Dundee Rd. Suite 200 Northbrook, IL 60062 www.ironfinancial.com www.ironfunds.com	DISTRIBUTOR Unified Financial Securities, LLC 9465 Counselors Row Suite 200 Indianapolis, IN 46240

You may review and copy information about the Fund (including the SAI and other reports) at the SEC Public Reference Room in Washington, Call the SEC at (202) 551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act #811-21237

IRON STRATEGIC INCOME FUND

IRON STRATEGIC INCOME FUND

Summary

Investment Objective

The investment objective of the IRON Strategic Income Fund (the “Strategic Income Fund” or the “Fund”) is to maximize total return. Total return is comprised of both income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategic Income Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Redemption Fee (as a percentage of the amount redeemed within 30 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	NONE
Other Expenses
Administrative Services Fee	0.10%	NONE
Remaining Other Expenses	0.30%	0.30%
Acquired Fund Fees and Expenses	0.49%	0.49%

Total Annual Fund Operating Expenses[1]	2.14%	1.79%

[1]

Total Annual Fund Operating Expenses do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus. The Fund’s financial highlights reflect the operating expenses of the Fund and do not include the effect of Acquired Fund Fees and Expenses. Without the Fees and Expenses of Acquired Funds, the Total Annual Fund Operating Expenses would be 1.65% for the Investor Class and 1.30% for the Institutional Class.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although

IRON STRATEGIC INCOME FUND

Summary (continued)

your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$217	$670	$1,149	$2,472
Institutional Class	$182	$563	$970	$2,105

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 426%.

Principal Investment Strategies

The Strategic Income Fund seeks to attain its investment objective by strategically adjusting the portfolio’s market exposure, typically to fixed income markets, including high yield securities (commonly known as “junk bonds”), convertible bonds and cash. The Fund’s Adviser, IRON Financial, LLC (the “Adviser”), employs a top down approach that includes a review of fundamental and quantitative factors to determine the desired economic exposure at any given time. This total return approach strives to earn interest income on securities held in the Fund’s portfolio and to generate capital appreciation through strategic adjustments of the Fund’s assets. At the same time, the Adviser focuses on limiting downside risk in weaker market environments.

When the Adviser concludes that the risk/reward relationship is unfavorable in certain fixed income markets, the Adviser will take necessary steps to adjust the Fund’s market exposure. The Adviser has the ability to reduce the Fund’s market exposure by following one or more of these actions: (1) selling portfolio securities and thereby increasing the Fund’s cash position; (2) hedging the Fund’s exposure to the fixed income markets (including high yield markets) through the use of derivatives including credit default swaps and/or futures contracts; or (3) selling portfolio securities and using some or all of the proceeds to purchase other investments, including but not limited to investment grade bonds, treasuries, or derivatives such as credit default swaps or treasury futures. The Fund’s Adviser may sell a security to manage risk and/or if it identifies another investment it believes will outperform a current position. In addition, the Adviser analyzes shifts in the yield curve as well as dislocations in the pricing of various securities in order to find investment opportunities.

IRON STRATEGIC INCOME FUND

Summary (continued)

The Fund’s Adviser conducts an ongoing analysis of the overall economic environment by reviewing factors including, but not limited to: (i) money flows, (ii) inflation and interest rate environments, (iii) health of securitization markets, (iv) delinquencies, default and recovery rates of debt markets, (v) The Conference Board Leading Economic© Index for leading economic indicators, (vi) monetary policy, and (vii) sovereign debt and currency movements. With regard to high yield markets, the Fund’s Adviser will routinely examine new issuances, fund flows, corporate balance sheets, earnings and cash flows, credit quality, default rates, and supply/demand. Similarly, the Fund’s Adviser monitors a number of key movements among a variety of markets. These include, but are not limited to, prices, spreads, yields, dollar-weighted volume of trading, momentum, and volatility. Additionally, long and short exposure instruments are evaluated based on relative value, cost, liquidity and diversification.

Under normal market conditions, the Fund invests primarily in fixed income securities, including high yield securities that are rated below investment-grade, cash, and fixed income related derivatives. The Fund may invest in these securities directly or through investments in other investment companies (including open-end funds, money market funds, and exchange-traded funds (“ETFs”)) that invest in a broad range of debt securities and derivative instruments. The Fund and underlying funds may invest in different types of fixed income, variable and floating rate debt securities of any quality or maturity including but not limited to bonds, corporate debt, foreign corporate and sovereign debt securities, loans, notes, mortgage-backed securities, restricted securities, municipal securities, government securities, convertible and preferred securities, swaps, swaptions, futures, options and options on futures. The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities. The Fund may engage in repurchase agreements and securities lending with broker-dealers and other financial institutions to earn income.

Derivative instruments traded directly by the Fund may include credit default swaps, total return swaps, swaptions, credit and equity option contracts, futures contracts and options on futures contracts and foreign currency transactions. The Fund and underlying funds in which it invests may use derivative instruments for any purpose consistent with their investment objectives, including hedging or managing risk, obtaining market exposure, or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. For example, the Fund may enter into a credit default swap to hedge the credit risk of its portfolio or to increase the portfolio’s credit exposure. Options may be used to hedge or obtain exposure to a security or market. Treasury futures contracts and options thereon may be used to adjust the duration of the Fund’s portfolio and/or exposure to various parts

IRON STRATEGIC INCOME FUND

Summary (continued)

of the yield curve. The Fund may invest in derivatives subject only to limits imposed on mutual funds under applicable federal securities laws. Derivative transactions may have leverage in their terms.

The Fund may also invest in securities convertible into common stocks, equity securities or securities with a value based on equity securities. These securities may include common stocks of U.S. or foreign companies of any market capitalization including, but not limited to, small- and mid-cap companies and companies operating in developed or emerging countries. The selection process includes quantitative methodologies combined with fundamental, relative value and liquidity analysis. The Fund also may engage in short sales. For example, equity securities of the issuer of a bond held by the Fund may be sold short as an alternative hedge to selling the underlying bond.

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Fixed Income Securities Risks.

•

Interest Rate Risk. The market value of fixed income securities in which the Fund invests, either directly or through investments in other investment companies, and, thus, the Fund’s net asset value (“NAV”), can be expected to vary inversely with changes in interest rates.

•	Duration Risk. Prices of fixed income securities with longer effective durations are more sensitive to interest rate changes than those with shorter effective durations.

•

Credit Risk. The issuer of a fixed income security may not be able or willing to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

•

Junk Bond Risk. The Fund invests substantially (either directly or through investments in other investment companies) in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), as well as derivatives of such securities, and therefore is likely to be subject to greater levels of credit and liquidity risk than funds that do not invest in such

IRON STRATEGIC INCOME FUND

Summary (continued)

securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•

Prepayment and Extension Risk. As interest rates decline, the issuers of fixed income securities may prepay principal earlier than scheduled, forcing the Fund (or an underlying fund) to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.

•

Investment Company Securities Risk. Because the Fund invests substantially in other investment companies (including ETFs, money market funds, and open-end mutual funds), it indirectly bears the acquired funds’ fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. When the Fund invests in other funds, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund will be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds).

•	ETF Risk. An ETF’s shares may trade at a market price above or below their NAV, and an active trading market for an ETF’s shares may not develop or be maintained.

•

Government Securities Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund (or an underlying fund) invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price and/or yield could fall.

•

Market Risk. The prices of securities held by the Fund (or underlying funds) may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Equity securities may involve

IRON STRATEGIC INCOME FUND

Summary (continued)

large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Management Risk. The Adviser’s process of strategically adjusting the portfolio’s market exposure may fail to produce the intended results. If the Adviser’s expectations for a particular asset class are not realized in the expected timeframe, the Fund’s overall performance may suffer.

•

Foreign Investments Risk. Investing in foreign companies (whether directly or through American Depositary Receipts (“ADRs”) or underlying funds that invest in foreign securities) or currencies can increase the potential for losses and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. ADRs do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. The risks of foreign investing are typically greater for investments in companies located in emerging markets.

•

Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

•

Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Fund’s Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

IRON STRATEGIC INCOME FUND

Summary (continued)

•

Derivatives Risks. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments. The low margin or premiums normally required in derivative transactions may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.

•

Swap Risks. Swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. The Fund may also invest in swaptions, which are options to enter into swaps. Such investments would also be subject to options risks, as discussed below.

•

Options Risks. The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. The Fund may also invest in swaptions, which are options to enter into swaps. Such investments would also be subject to swap risks, as discussed above.

•

Futures Contracts and Options on Futures Contracts Risks. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid, which could prevent the Fund from liquidating positions at desirable prices and cause it to be subject to substantial losses. Trading in commodity futures contracts and related options are highly specialized activities that may entail greater than ordinary investment or trading risks.

IRON STRATEGIC INCOME FUND

Summary (continued)

•

Hedging Risks. Hedging strategies can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. Also, to the extent the profit or loss from the derivative and from the corresponding long position do not correlate, there is the risk that the Fund will realize a net loss.

•

Counterparty Risk. Participants in “over-the-counter” or “interdealer” markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in over-the-counter transactions (including options), it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. This is the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

•

Credit Risk. The Fund could lose its entire investment if it engages in a swap or other over-the-counter transaction with a counterparty that declares bankruptcy. Wider credit spreads and decreasing market values represent a deterioration of a counterparty’s credit soundness and a greater likelihood or risk of default occurring.

•

Currency Futures Trading Risks. Currency futures trading involves additional risks. To the extent the Adviser’s view as to certain market movements or currency fluctuations is incorrect, the use of currency futures could result in losses greater than if they had not been used. In addition, currency futures trading has market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.

IRON STRATEGIC INCOME FUND

Summary (continued)

•

Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs and may result in higher taxes.

•

Risk of Potential Government Regulation of Derivatives. The regulation of certain derivatives, including futures, swaps and options transactions, in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse. Future regulation of various types of derivatives, including futures, swaps and options transactions, could limit or prevent the Fund from using these instruments as part of its investment strategy, which could prevent the Fund from achieving its investment objective.

•	Liquidity Risk. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•

Repurchase Agreement Risks. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If the value of the collateral becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount.

•

Securities Lending Risks. When the Fund engages in securities lending, it will be subject to the risk that it may experience a delay in receiving additional collateral to secure a loan or a delay in recovering the loaned securities if the borrower defaults.

•

Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature,

IRON STRATEGIC INCOME FUND

Summary (continued)

to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

•

Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

•

Portfolio Turnover Risk. The Adviser’s active management of the Fund’s portfolio may cause the Fund to have a higher portfolio turnover rate than other similar funds, which may increase brokerage and other expenses or cause a higher current realization of capital gains and a potentially larger current tax liability.

Performance

The bar chart below shows how the Strategic Income Fund’s investment returns have varied from year to year since the Fund’s inception as represented by the performance of Institutional Class shares (the Class with the longest period of annual returns). The performance of Investor Class shares will differ due to differences in expenses. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

IRON STRATEGIC INCOME FUND

Summary (continued)

Institutional Class

Annual Total Return (for years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	2nd Quarter, 2009, 12.52%
Worst Quarter:	3rd Quarter, 2011, (5.54)%

Average Annual Total Returns (for the periods ended December 31, 2017)

	One Year	Five Years	Ten Years
Institutional Class
Return before Taxes	2.67%	2.26%	5.31%
Return After Taxes on Distributions	1.22%	0.67%	3.67%
Return After Taxes on Distributions and Sale of Fund Shares	1.51%	1.05%	3.63%

Investor Class
Return before Taxes	2.28%	1.89%	N/A

Dow Jones Credit Suisse Hedge Fund Index[1]	7.12%	4.23%	3.24%

[1]

The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses.

IRON STRATEGIC INCOME FUND

Summary (continued)

After-tax returns are shown for the Institutional Class only. After-tax returns for the Investor Class will vary. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877) 322-0575. Updated performance information may also be accessed on the Fund’s website at www.ironfunds.com.

Portfolio Management

Investment Adviser – IRON Financial, LLC

Portfolio Managers – The following portfolio managers have been jointly responsible for the day-to-day management of the Fund since its inception in October 2006:

•	Aaron Izenstark; Co-Founder and Chief Investment Officer

Effective June 1, 2016, the following portfolio managers assumed responsibility for the day-to-day management of the Fund together with Mr. Izenstark:

•	Edward Connolly; Director, Portfolio Management and Trading

•	Dr. Ramesh Poola; Ph.D., CFA; Managing Director of Investment and Quantitative Research

•	Joe Fanaro; Portfolio Management and Trading

Purchase and Sale of Fund Shares

Minimum Initial Investment: $10,000 Minimum Additional Investment: $1,000	To Place Buy or Sell Orders By Mail: IRON Funds c/o: Ultimus Asset Services, LLC P.O. Box 46707 Cincinnati, OH 45246-0707 By Phone: (877) 322-0575

IRON STRATEGIC INCOME FUND

Summary (continued)

Purchases placed via intermediaries may have different minimums than those listed above.

You may also sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (“IRA”) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IRON STRATEGIC INCOME FUND

Additional Information About the Fund’s Principal Strategies and Related Risks

Investment Objective

The investment objective of the Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

Principal Investment Strategies

Additional information about the principal types of securities in which the Fund may invest is set forth below:

Debt Securities. Debt securities in which the Fund (or underlying funds) may invest include bonds, loans, notes, corporate debt, restricted securities, municipal securities, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government securities”), structured products, derivatives, foreign corporate and sovereign debt securities, convertible securities, and high yield bonds rated lower than Baa by Moody’s Investor Services, Inc.® (“Moody’s”) or lower than BBB by Standard & Poor’s® (“S&P”) or, if unrated, determined to be of comparable quality by the Adviser (commonly known as “junk bonds”), as well as shares of open- or closed-end funds or ETFs that invest primarily (or are designed to track the value of) debt securities.

Junk Bonds. The Fund invests significantly in junk bonds, directly and through investing in other investment companies that invest in junk bonds. The term “junk bond” refers to high yield-high risk securities that are rated below investment grade by recognized rating agencies or are unrated securities of comparable quality. Junk bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest, and are subject to substantial risks. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to make payments on its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.

The Fund may invest up to 5% of its net assets in the lowest rated high yield securities, which typically are in default. Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund or an underlying fund that holds it. If a call were exercised by the issuer during a period of declining interest rates, the Fund or an underlying fund is likely to have to replace the called security with a lower yielding security, thus decreasing its net investment income. Lower grade securities tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to adversely affect the Fund’s NAV which, in turn, may adversely affect the value of your investment.

Like higher-rated fixed income securities, lower grade securities generally are purchased and sold through dealers that make a market in such securities for their own accounts. There are generally fewer dealers in the lower grade securities market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult for the Fund or an underlying fund to acquire lower grade securities appropriate for investment. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause a reduction in the prices received by the Fund or an underlying fund. In addition, the Fund or an underlying fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet its liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s or an underlying fund’s portfolio instruments than in the case of instruments trading in a more liquid market. Moreover, the Fund or an underlying fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Other Investment Companies. The Fund’s portfolio typically is comprised substantially of shares of other investment companies (including open- end funds,

IRON STRATEGIC INCOME FUND

Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

money market funds and ETFs) that invest in a broad range of fixed income and equity securities, derivatives, and illiquid securities. The Fund indirectly will bear its proportionate share of all management fees and other expenses of the underlying funds in which it invests. Therefore, the Fund will incur higher expenses than other mutual funds that invest directly in securities. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which it invests. The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs. However, pursuant to exemptive orders issued by the SEC to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits. This means that the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund. The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund. At certain times, an underlying fund may limit the Fund’s ability to sell shares of the underlying fund. In these cases, such investments may be considered illiquid.

Derivatives. The Fund and underlying funds in which it invests may use derivative instruments for any purpose consistent with their investment objectives including hedging or managing risk, or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in the Fund’s or creating alternative exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income or equity markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional securities.

The derivative securities that the Fund or an underlying fund may purchase or sell include, but are not limited to, credit default swaps, interest rate swaps, total return

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

swaps, exchange-traded option contracts, swaptions, over-the-counter contracts (such as forward contracts), futures contracts, options (including options on futures contracts), other securities or contracts whose values depend on the value of one or more other assets (such as securities, commodities, or various indices), and financial instruments such as baskets of securities based on various bond and equity indices. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices). Derivative investments may generate a return that is more volatile than what would be generated if the Fund had invested in the referenced asset or pool of assets directly. The Fund may invest in derivatives subject only to limits imposed on mutual funds under applicable federal securities laws. The low margin or premiums normally required in derivative transactions may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.

Equity derivatives may be purchased, sold or sold short based on the Adviser’s technical and fundamental analyses, as well as a security’s correlation to other holdings in the portfolio. Equity derivatives may be traded in a number of ways, for example, put options on an equity index may be bought to hedge the Fund’s portfolio or to increase the Fund’s returns. Alternatively, short positions may be taken based on the Adviser’s negative views of certain equities. During adverse market conditions, high yield securities become very economically sensitive, and taking short positions in equity securities may help to protect the portfolio during volatile times. Equity securities of the issuer of a bond held by the Fund may also be sold short as an alternative hedge to selling the underlying bond.

Swaps. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps, and total return swaps. The Fund may also enter into swaptions, which are options to enter into a swap transaction. The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible, or to hedge or manage risk.

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

Swap agreements are two party contracts (with the second party being an exchange in the case of exchange-cleared swaps) entered into primarily by institutional investors.

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in, value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities or commodities representing a particular index.

In a credit default swap agreement, the “buyer” is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the referenced obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing.

However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the referenced obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps held in the Fund’s portfolio may experience price fluctuations.

Whether the Fund’s use of swap agreements will be successful will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. To the extent the Fund’s exposure to the counterparty is not fully collateralized, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that present minimal credit risks as determined by the Adviser.

Rule 144A Securities. The Fund may invest in Rule 144A securities. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor”

IRON STRATEGIC INCOME FUND

Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

from the registration requirements for resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Fund’s illiquid securities policy, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Adviser in accordance with the requirements established by the Board of Trustees. Certain Rule 144A securities may be structured as investment trusts. Rule 144A securities will not be considered illiquid as long as the Adviser determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. The Fund’s investment in 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are not “readily marketable,” such as junk bonds and certain derivatives, that may constitute illiquid securities. A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. In determining the liquidity of such securities, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace where it trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Investments in illiquid securities involve the risk that the Fund may be unable to sell an illiquid security or sell it at the price that the Fund had valued the security. In addition, the Fund may be required to liquidate positions on unfavorable terms and at a time contrary to the interests of the Fund in order to raise cash to pay redemptions. If a security is determined to be illiquid, the security may be valued at a fair value (an amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser, based on good faith pricing guidelines established by the Board of Trustees. Fair value pricing also is permitted under these guidelines if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the calculation of the Fund’s NAV that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. The sale of illiquid securities may require more time and result in higher transaction costs and other selling expenses than the sale of liquid securities.

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

Foreign Securities. Foreign securities include securities issued by foreign governments or foreign private issuers. When the Fund invests in foreign securities, either directly or through investments in other funds that invest primarily in foreign securities, it will be subject to additional risks not typically associated with investing in securities of domestic issuers. These risks include, among others, (i) lack of publicly available information about the foreign issuer; (ii) lack of uniformity in accounting, auditing and financial standards and/or requirements comparable to those applicable to U.S. companies; (iii) country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets); (iv) different trading practices; (v) limited trading markets; (vi) greater volatility; and (vii) currency risk – which may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

Convertible Securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure to the degree to which convertible securities sell above their value as fixed income securities.

Preferred Securities. The Fund may invest in preferred securities. Like common stock, preferred stock represents partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders.

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

Preferred securities provide a specific dividend that is paid before any dividends are paid to common stock holders, and that takes precedence over common stock in the event of a liquidation. In some cases, preferred stock may not pay a specific dividend.

Short Sales. The Fund (or the underlying funds in which the Fund may invest) may engage in short selling activities, which are significantly different from the investment activities commonly associated with conservative funds. When the Fund (or an underlying fund) engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund (or underlying fund) must replace the borrowed security by purchasing it at the market price at the time the Fund (or underlying fund) chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. The Fund (or underlying fund) may make a profit or loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Fund (or underlying fund) must replace the borrowed security. When the Fund (or an underlying fund) makes a short sale for hedging purposes, the profit or loss associated with the short position is intended to offset any profit or loss associated with a corresponding long position (or long positions) in another security (or other securities). To the extent the profit or loss associated with the short position does not correlate precisely with the profit or loss associated with the corresponding long positions, the Fund (or underlying fund) will realize a net profit or loss.

Principal Risks of Investing in the Fund

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Fixed Income Securities Risks.

•

Interest Rate Risk. The market value of fixed income securities in which the Fund invests (either directly or through investments in underlying funds) and, thus, the Fund’s NAV, can be expected to vary inversely with changes in interest rates. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s NAV.

•	Duration Risk. Prices of fixed income securities with longer effective durations are more sensitive to interest rate changes than those with shorter effective durations.

IRON STRATEGIC INCOME FUND

Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

•

Credit Risk. The issuer of a fixed income security may not be able or willing to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

•

Junk Bond Risk. The Fund invests substantially in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), as well as derivatives of such securities, either directly or through funds that invest in these securities, and therefore is likely to be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•

Prepayment and Extension Risk. As interest rates decline, the issuers of fixed income securities may prepay principal earlier than scheduled, forcing the Fund (or an underlying fund) to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.

•

Investment Company Securities Risk. Because the Fund invests substantially in other investment companies (including ETFs, mutual funds, and money market funds) a shareholder’s cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in fixed income securities. The Fund will indirectly bear any fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Therefore, the Fund could incur higher expenses, many of which may be duplicative. In addition, the Fund will be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests. At times, underlying funds in which the Fund invests may limit the Fund’s ability to redeem out of the investment and, as a result, such investments may be deemed illiquid.

•

ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that may not apply to non-exchange-traded funds: (i) an ETF’s shares may trade at a market price above or below their NAV; (ii) an active trading market for an

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

ETF’s shares may not develop or be maintained; (iii) an ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Government Securities Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund (or an underlying fund) invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price and/or yield could fall. The U.S. government guarantees payment of principal and timely payment of interest on certain U.S. government securities. This does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•

Market Risk. The prices of securities held by the Fund (or underlying funds) may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Equity securities may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Management Risk. The Adviser’s process of strategically adjusting the portfolio’s market exposure may fail to produce the intended results. If the Adviser’s expectations for a particular asset class are not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Foreign Investments Risk. Investing in foreign companies (whether directly or through ADRs or underlying funds) or currencies may involve more risks than investing in U.S. companies. These risks can increase the potential for losses to the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

ADRs do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. The risks of foreign investing are typically greater in the case of investments in companies located in emerging markets, which may exhibit greater price volatility and have less liquidity.

•

Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

•

Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Fund’s Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

•

Derivatives Risks. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying securities, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments. The low margin or premiums normally required in derivative transactions may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.

•	Swap Risks. Swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

risks, swaps may be subject to illiquidity risk, counterparty risk and credit risk. The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. The Fund may also invest in swaptions, which are options to enter into swaps. Such investments would also be subject to options risks, as discussed below.

•

Options Risks. The Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur a loss when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a higher price from the option holder than the prevailing market price of the securities. The seller will suffer a loss to the extent the premium received is less than the difference between the option price and the market price of the securities. The buyer of a call or put option assumes the risk of losing its entire premium invested in the option. The Fund may also invest in swaptions, which are options to enter into swaps. Such investments would also be subject to swap risks, as discussed above.

•

Futures Contracts and Options on Futures Contracts Risks. The Fund may trade in futures contracts (and related options) on securities indices, U.S. government securities, currencies, and other financial instruments or commodities, a practice which may involve substantial risks. There is no assurance that a liquid secondary market will exist for futures contracts (or

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from liquidating positions at desirable prices and cause it to be subject to substantial losses. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the “CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and related options are highly specialized activities that may entail greater than ordinary investment or trading risks.

•

Hedging Risks. Hedging strategies can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment. When the Adviser uses options and futures contracts for hedging purposes, the profit or loss associated with the options or futures contracts is intended to offset any profit or loss associated with corresponding long positions in other securities, and thus hedging strategies will reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the long positions. Also, to the extent the profit or loss from the derivative and from the corresponding long position do not correlate, there is the risk that the Fund will realize a net loss.

•

Counterparty Risk. Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

regulatory oversight as are members of “exchange based” markets. When the Fund invests in over-the-counter transactions (including options), it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty, subject to any limitations imposed by the 1940 Act. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

•	Credit Risk. The Fund could lose its entire investment if it engages in an over-the-counter transaction with a counterparty that declares bankruptcy or fails to fulfill its obligation to the fund.

•

Currency Futures Trading Risks. Currency futures trading involves additional risks. To the extent the Adviser’s view as to certain market movements or currency fluctuations is incorrect, the use of currency futures could result in losses greater than if they had not been used. In addition, currency futures trading has market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

•

Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a short position may be theoretically unlimited (unlike a long position, where the risk of loss may be limited to the amount invested). Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return.

•

Risk of Potential Government Regulation of Derivatives. The regulation of certain derivatives, including futures, swaps and options transactions, in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse. Future regulation of various types of derivatives, including futures, swaps and options transactions, could limit or prevent the Fund from using these instruments as part of its investment strategy, which could prevent the Fund from achieving its investment objective.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options, swaps and futures transactions in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Fund invests.

•

Liquidity Risk. Some securities the Fund invests in may be difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities particularly sensitive to illiquidity include high yield debt obligations, derivatives, privately offered securities, and foreign securities.

•

Repurchase Agreement Risks. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If the value of the collateral becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by the Adviser to present minimum credit risks.

•

Securities Lending Risks. When the Fund engages in securities lending, it will be subject to the risk that it may experience a delay in receiving additional collateral to secure a loan or a delay in recovering the loaned securities if the borrower defaults.

•

Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are generally senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

•

Cybersecurity Risks. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

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Additional Information About the Fund’s Principal Strategies and Related Risks (continued)

•

Portfolio Turnover Risk. The Adviser may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. High turnover will increase the Fund’s transaction costs and may increase your tax liability if the transactions result in capital gains.

Changes in Investment Objective or Policies

The Fund’s investment objective may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which is available at www.ironfunds.com.

IRON STRATEGIC INCOME FUND

Additional Information About Management of the Fund

Adviser

IRON Financial, LLC serves as the investment adviser to the Fund. Founded in 1994, the Adviser is an independently owned multi- product investment firm built on the solid commitment to risk mitigation, proprietary research and both fundamental and quantitative analysis. The Adviser focuses on managing a series of alternative and enhanced investment strategies across many asset classes supported by a highly scalable operation. The Adviser is also a provider of comprehensive fiduciary solutions to corporate retirement plans. The Adviser delivers its solutions in separately managed account and mutual fund vehicles and serves both the institutional and ultra-high net worth client segments including multifamily offices, plan sponsors, wealth managers, and sub-advisors. As of September 30, 2017, the Adviser and its affiliates had approximately $3.4 billion under management.

For its services as investment adviser to the Strategic Income Fund, the Adviser received a fee of 1.00% of the average daily net assets of the Strategic Income Fund during the fiscal year ended September 30, 2017.

To the extent that the Adviser pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider several factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. Investor Class shares may pay a portion of this fee, which is intended to compensate the financial

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Additional Information About Management of the Fund (continued)

intermediary for providing the same services to Investor Class shareholders that would otherwise be provided by the Fund’s transfer agent or other service providers if the Investor Class shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

A discussion of the factors that the Board considered in approving the Strategic Income Fund’s advisory agreement is contained in the annual report for the fiscal year ended September 30, 2017.

Portfolio Managers

Aaron Izenstark, Edward Connolly, Dr. Ramesh Poola, Ph.D., CFA, and Joe Fanaro are jointly and primarily responsible for the management of the Strategic Income Fund. Mr. Izenstark is the lead Portfolio Manager and maintains ultimate authority with respect to investment decisions and management of the Fund. The other portfolio managers handle the day-to-day operations, trading and research for the Strategic Income Fund.

Aaron Izenstark

Mr. Izenstark is a Co-Founder and Chief Investment Officer of the Adviser. Mr. Izenstark has served as portfolio manager of the Strategic Income Fund since its inception in October 2006. Since the Adviser’s founding in 1994, Mr. Izenstark’s focus has been on designing specialized fixed income and equity strategies that seek to reduce portfolio volatility and downside risk while earning competitive returns through full market cycles. Under the guidance of Mr. Izenstark, the Adviser has grown to manage approximately $3.4 billion in assets for a range of intermediary, institutional and high net worth investors.

Prior to co-founding the Adviser in 1994, Mr. Izenstark was a member of the Chicago Board of Trade (“CBOT”) and Chicago Mercantile Exchange where he specialized in the trading of fixed income and equity derivatives. Mr. Izenstark began investing in high yield fixed income securities in 1988 while a member of the CBOT – where he first developed the investment process that has evolved into the full investment methodology the Adviser uses today in managing the Strategic Income Fund. Mr. Izenstark received his Bachelor of Science in Business Administration from Indiana University and he holds the FINRA Series 2 and 65 licenses.

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Additional Information About Management of the Fund (continued)

Edward Connolly

Mr. Connolly has been a co-portfolio manager of the Strategic Income Fund since June 2016. Mr. Connolly is a trader and portfolio manager for a series of strategies for the Adviser. Mr. Connolly joined the Adviser in 2006 and has responsibility for overseeing the global and domestic option overlay strategies for Separately Managed Accounts at the Adviser. In addition, Mr. Connolly has responsibility for fixed income strategies incorporating the use of corporate, government, municipal and convertible securities. Prior to joining the Adviser, Mr. Connolly worked for several market making firms at the Chicago Board Options Exchange and the CBOT. During this time, Mr. Connolly was responsible for the administrative start-up of a yield curve trading group trading futures to hedge option trades as well as trading the daily and overnight gamma for open option positions. Mr. Connolly earned a Bachelor of Arts in Economics from Connecticut College and holds the FINRA Series 65 license.

Dr. Ramesh Poola, Ph.D., CFA

Dr. Ramesh Poola, Ph.D., CFA has been a co-portfolio manager of the Strategic Income Fund since June 2016. He is the Managing Director of Investment and Quantitative Research for the Adviser. Dr. Poola joined the Adviser in 2009 and he heads and oversees all quantitative investment research, financial modeling, portfolio construction, and risk analysis for the Adviser’s investment strategies across all asset classes. He also leads investment research for the Adviser’s ERISA 3(38) Investment Fiduciary Corporate Retirement Services business. Prior to joining the Adviser, Dr. Poola was an Equities Research Analyst at Koch Quantitative Trading, LLC, a division of Koch Industries, where he was responsible for quantitative research; the development of new investment strategies; and the development and enhancement of advanced risk management practices. Previously, Dr. Poola was an Equity Research Analyst at Morningstar, LLC where he was responsible for fundamental equity research coverage in the diversified industrial sector. He conceived and organized Morningstar’s first stock conference, “The Management Behind the Moat.” Previously, Dr. Poola spent six years in advanced engineering research and development at General Motors Corporation and six years as a leading researcher at Argonne National Laboratory. Dr. Poola was awarded eleven U.S. Patents and authored/co-authored over 60 scholarly technical papers in leading peer-reviewed journals. Also, he was a recipient of GM’s “Outstanding Achievement Award” for exemplary leadership and excellence and was a three-time recipient of the “Argonne Director’s Award,” – the highest award provided by Argonne for outstanding achievements and research contributions. He was also a recipient of the “R&D 100” award from R&D magazine.

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Additional Information About Management of the Fund (continued)

Dr. Poola received his M.B.A. with honors in Analytical Finance and Accounting from the University of Chicago, Booth School of Business. He also holds a Ph.D. in

Mechanical Engineering from the Indian Institute of Technology, Madras, India. Dr. Poola is a CFA Charterholder and is a member of the CFA Society of Chicago and the Quantitative Finance Group.

Joe Fanaro

Mr. Fanaro has been a co-portfolio manager of the Strategic Income Fund since June 2016. He is a trader and portfolio manager for the Adviser’s Equity Derivatives and REIT strategies. Mr. Fanaro joined the Adviser in 2012 and is also responsible for investment strategy research across asset classes including fixed income, equities, options and futures. Prior to joining the Adviser, Mr. Fanaro worked in the futures industry as a Trader and Quantitative Analyst, where he researched, developed, executed and managed the risk of investment strategies. Mr. Fanaro worked extensively in the development of financial models to value derivatives and cash securities, covering both traditional and alternative investments. Mr. Fanaro received his M.B.A. with honors in Finance from DePaul University, Kellstadt Graduate School of Business and a Bachelor’s of Science from DePaul University’s College of Commerce.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers, including the compensation structure, a description of other accounts managed, and ownership of shares of the Fund.

IRON STRATEGIC INCOME FUND

Account Information

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV per share determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Classes of Shares

The Fund currently offers Investor Class and Institutional Class shares. Both share classes require a minimum initial investment of $10,000 and minimum subsequent investments of $1,000. If you purchase Fund shares through a financial intermediary, the financial intermediary may require different investment minimums.

Investor Class. Investor Class shares charge a 0.25% 12b-1 fee and a 0.10% administrative services fee, and are offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into a selling agreement with the Fund’s distributor. Investor Class shares are often made available on various no transaction fee platforms.

Institutional Class. Institutional Class shares do not pay any 12b-1 fees or administrative services fees. Institutional Class shares can be purchased directly through the distributor or other financial intermediaries, which may charge transaction fees with respect to your purchase.

You may be eligible to purchase both classes of shares. If so, you should compare the fees and expenses applicable to each class and decide which is better for you. Investor Class shares pay ongoing 12b-1 fees and administrative services fees, and therefore

IRON STRATEGIC INCOME FUND

Account Information (continued)

have higher annual expenses than Institutional Class shares. Institutional Class shares purchased through a financial intermediary (other than the Fund’s distributor) may be subject to transaction fees payable to the financial intermediary. Depending on the size and frequency of your transactions, as well as the length of time you intend to hold the shares, you may pay more with one class than you would with the other.

The Fund reserves the right to change the above eligibility criteria for either share class. The Fund may waive the minimums for either class of shares at its discretion, including for existing clients of the Adviser. For example, the Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee (including commissions) by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form; and

•	a personal check with name pre-printed (subject to the minimum amounts) made payable to the Fund; and

•	an indication of whether Investor Class or Institutional Class shares are to be purchased.

Mail the application and check to:

U.S. Mail:	Overnight:
IRON Funds c/o Ultimus Asset Services, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	IRON Funds c/o Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

IRON STRATEGIC INCOME FUND

Account Information (continued)

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 322-0575 to obtain information on how to set up your account and obtain an account number.

You must provide a signed application to Ultimus Asset Services, LLC, (“UAS”) the Fund’s transfer agent, at the above address to complete your initial wire purchase. Wire orders will be accepted only on a day when the Fund, custodian and transfer agent are all open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price will be the NAV next determined after the wire is received by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to the minimum amount) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

•	your name,

•	the name(s) on your account(s),

•	your account number(s),

•	the name of the Fund (including share class),

•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or at another frequency to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking

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Account Information (continued)

account. You may change the amount of your automatic purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax sheltered retirement plans, including: IRAs; simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans.

Contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Distribution Plan

The Trust, with respect to the Fund, has adopted a distribution plan (the “Plan”) for its Investor Class shares in accordance with Rule 12b-1 under the Investment Company Act of 1940 Act, as amended. Under the Fund’s plan, the Fund pays a fee of 0.25% of the average daily net assets of Investor Class shares to the Fund’s Adviser or any financial intermediary to help defray the cost of distributing Investor Class shares, including sales and marketing expenses, or servicing Investor Class shareholders. Because these fees are an ongoing expense to the Fund, over time they reduce the net investment results of Investor Class shares and may cost you more than paying other types of sales charges. The Fund’s Adviser may also make payments to financial intermediaries for the distribution of the Fund’s shares.

Administration Plan

The Trust, with respect to the Fund, has adopted an Administration Plan with respect to Investor Class shares, pursuant to which the Fund may pay an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to reimburse the Advisor for compensating financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administration Plan include mutual fund supermarkets and other

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Account Information (continued)

platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares.

For purposes of the Administration Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administration fees increase the cost of your investment in the Fund’s Investor Class shares because these fees are paid out of the Fund’s assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, (other than money orders issued by a bank) credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a 15-business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain broker-dealers and other financial intermediaries (including their designated intermediaries) to accept purchase and sell orders on their behalf. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial intermediary to transmit orders promptly and in good order to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change without shareholder notice. Any charges for wire redemptions will be deducted from your account by redemption of shares.

IRON STRATEGIC INCOME FUND

Account Information (continued)

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects to hold cash or cash equivalents sufficient to meet redemption requests. However, the Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with management of the Fund. These redemption methods may be used regularly and may also be used under stressed market conditions. The Fund may access a line of credit to meet redemption requests during stressed market conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares in-kind by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash.

In the event that an in-kind redemption is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. Additionally, if the Fund redeems your shares in-kind, then you will bear the market risks associated with the securities paid to you as redemption proceeds. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
IRON Funds c/o Ultimus Asset Services, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	IRON Funds c/o Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

“Proper order” means your request for a redemption must include:

•	the Fund name,

•	account number,

•	account name(s) and address, and

•	the dollar amount or number of shares you wish to redeem.

Requests to sell shares that are received in proper order are processed at the NAV next calculated after we receive your order in proper form. To be in proper order, your

IRON STRATEGIC INCOME FUND

Account Information (continued)

request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (877) 322-0575 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account (up to $50,000) in the Fund by calling Shareholder Services at (877) 322-0575. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of the

IRON STRATEGIC INCOME FUND

Account Information (continued)

Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that the Fund determines is abusive. This policy generally applies to all shareholders of the Fund.

The Board also has adopted a redemption policy to discourage short-term traders and/ or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders.

UAS, the Fund’s administrator, performs automated monitoring of short-term trading activity for the Fund. Instances of suspected short-term trading are investigated by the compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then UAS notifies the Fund’s Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of a Fund’s policies is provided to the Board.

Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market timers.”

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Funds through financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts – in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners – are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to

IRON STRATEGIC INCOME FUND

Account Information (continued)

determine if a particular shareholder is engaging in market timing and to apply the Fund’s redemption fee. UAS reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts and to apply its redemption fee ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading, and financial intermediaries may be unwilling or unable to apply the Fund’s redemption fee. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 322-0575. Redemption requests specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to 15 calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission (“SEC”), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $10,000 for the Institutional Class or $500 for the Investor Class, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the appropriate class to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, pursuant to the Agreement and Declaration of

IRON STRATEGIC INCOME FUND

Account Information (continued)

Trust, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s NAV per share for the applicable class. The NAV of each class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund’s NAV of each class is calculated by dividing the value of its total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which such securities are traded. If market quotations are not available or do not reflect a fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value, then the assets may be valued by the Adviser at a fair value as determined in good faith by the Adviser pursuant to guidelines established by the Board. When pricing securities using the fair value guidelines established by the Board, the Adviser seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

IRON STRATEGIC INCOME FUND

Account Information (continued)

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. The Fund’s Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions, if any, are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of dividend income and interest and net realized capital gains. The Fund expects to make net investment income distributions quarterly and capital gains distributions, if any, annually.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, other than “qualified dividend income,” whether or not reinvested, will be taxed as ordinary income. Qualified dividend income (i.e. generally dividends received by the Fund from domestic corporations and some foreign corporations) generally will be taxable to individuals and most trusts and estates at a maximum federal tax rate of 20%.

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss) to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. Long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal tax rate of 20%. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Generally, the Strategic Income Fund expects that, as a result of its investment objectives and

IRON STRATEGIC INCOME FUND

Account Information (continued)

strategies, its investment income will include income from swap agreements and net short-term gains from certain option transactions. Any premium income from option transactions that is distributed will be subject to ordinary income tax rates, except as described below.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account.

Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares for a gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for more than one year or less than that period, respectively. Losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

IRON STRATEGIC INCOME FUND

Account Information (continued)

As described generally above, designated dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 20% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. This tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification

IRON STRATEGIC INCOME FUND

Account Information (continued)

method. You may choose a method different from the Fund’s default lot identification method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax advisor with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

IRON STRATEGIC INCOME FUND

Financial Highlights

The following tables are intended to help you better understand the Fund’s recent financial performance. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2017, which is available upon request without charge.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Selected Per Share Data:
Net asset value, beginning of year	$10.53	$10.46

Investment operations:
Net investment income (a)	0.32	0.32
Net realized and unrealized gain (loss)	0.03	0.07

Total from investment operations	0.35	0.39

Less distributions to shareholders:
From net investment income	(0.32)	(0.32)
From net capital gains	—	—
From return of capital	(0.01)	—

Total distributions	(0.33)	(0.32)

Paid in capital from redemption fees	— (c)	— (c)

Net asset value, end of year	$10.55	$10.53

Total Return (d)	3.41%	3.85%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$112,300	$135,780
Ratio of expenses to average net assets (e)	1.30%	1.28%
Ratio of net investment income to average net assets (a) (e)	2.93%	3.02%
Portfolio turnover rate	426%	673%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

(For a share outstanding during each period)

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$11.45	$11.47	$11.33

0.34	0.48	0.52 (b)
(0.76)	(0.01)	0.04

(0.42)	0.47	0.56

(0.30)	(0.49)	(0.42)
(0.27)	—	—
—	—	—

(0.57)	(0.49)	(0.42)

— (c)	— (c)	— (c)

$10.46	$11.45	$11.47

-3.75%	4.14%	5.02%

$230,120	$378,785	$414,438
1.19%	1.15%	1.15%

2.98%	4.07%	4.51%
191%	45%	43%

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Selected Per Share Data:
Net asset value, beginning of year	$10.61	$10.54

Investment operations:
Net investment income (a)	0.29	0.30
Net realized and unrealized gain (loss)	0.02	0.06

Total from investment operations	0.31	0.36

Less distributions to shareholders:
From net investment income	(0.28)	(0.29)
From net capital gains	—	—
From return of capital	(0.01)	—

Total distributions	(0.29)	(0.29)

Paid in capital from redemption fees	—	— (c)

Net asset value, end of year	$10.63	$10.61

Total Return (d)	3.01%	3.54%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$5,318	$8,372
Ratio of expenses to average net assets (e)	1.65%	1.63%
Ratio of net investment income to average net assets (a) (e)	2.59%	2.67%
Portfolio turnover rate	426%	673%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

(For a share outstanding during each period)

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$11.53	$11.55	$11.41

0.31	0.40	0.45 (b)
(0.77)	0.04	0.08

(0.46)	0.44	0.53

(0.26)	(0.46)	(0.39)
(0.27)	—	—
—	—	—

(0.53)	(0.46)	(0.39)

— (c)	— (c)	— (c)

$10.54	$11.53	$11.55

-4.08%	3.77%	4.60%

$12,540	$24,328	$14,154
1.54%	1.50%	1.49%

2.61%	3.64%	3.90%
191%	45%	43%

IRON STRATEGIC INCOME FUND

Additional Information About the Fund

The Fund’s Statement of Additional Information (SAI) and annual and semiannual reports to shareholders contain additional information about the Fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund’s annual reports to shareholders discuss market conditions and investment strategies that significantly affected the Fund’s performance during the fiscal year.

You may obtain free copies of the SAI, annual report and semiannual report as well as other information about the Fund and may make other shareholder inquiries by calling Shareholder Services at (877) 322-0575. You may also obtain free copies of these materials by visiting the Fund’s website at www.ironfunds.com.

INVESTMENT ADVISER IRON Financial LLC 630 Dundee Rd. Suite 200 Northbrook, IL 60062 www.ironfinancial.com www.ironfunds.com	DISTRIBUTOR Unified Financial Securities, LLC 9465 Counselors Row Suite 200 Indianapolis, IN 46240

You may review and copy information about the Fund (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act #811-21237

IRON STRATEGIC INCOME FUND

Investor Class (IRNIX)

Institutional Class (IFUNX)

IRON EQUITY PREMIUM INCOME FUND

Investor Class (CALIX)

Institutional Class (CALLX)

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2018

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with each Fund’s prospectus dated January 28, 2018 (each a “Prospectus”, together the “Prospectuses”). This SAI incorporates by reference the annual report to shareholders of the Iron Strategic Income Fund and Iron Equity Premium Income Fund for the fiscal year ended September 30, 2017. A free copy of each Fund’s Prospectus or annual report can be obtained by writing the Funds’ transfer agent at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, by calling Shareholder Services at (877) 322-0575, or by visiting the Fund’s website at www.ironfunds.com.

DESCRIPTION OF THE TRUST AND THE FUNDS

The IRON Strategic Income Fund (the “Strategic Income Fund”) and the IRON Equity Premium Income Fund (the “Premium Income Fund”) (each a “Fund” and, collectively the “Funds”) were each organized as a diversified series of Unified Series Trust (the “Trust”) on May 15, 2006 and August 17, 2015 respectively. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is IRON Financial, LLC (the “Adviser”). The Institutional Class shares of the Strategic Income Fund commenced operations on October 11, 2006. Investor Class shares commenced operations on February 2, 2009. Both the Institutional Class and Investor Class shares of the Premium Income Fund commenced operations on October 29, 2015.

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Funds’ transfer agent for the account of the shareholder. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that Fund with each other share of that class, and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Trustees. Expenses attributable to any class are borne by that class. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Each Fund currently offers two classes of shares, and may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold annual meetings of shareholders. When matters are submitted to shareholders for a vote, each share has one vote, with fractional shares voting proportionally. All shares of the Funds have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to involuntary redemption if the Trustees determine to liquidate the Fund. The applicable Fund will provide notice to shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

1

For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in each Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in each Fund’s Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS’

INVESTMENTS AND RISK CONSIDERATIONS

In addition to the principal investment strategies and the principal risks described in the Funds’ Prospectuses, the Funds may use other investment practices and may be subject to other risks, which are described below.

A. Rule 144A Securities. The Funds may invest in Rule 144A securities. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Fund’s illiquid securities policy if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Adviser in accordance with the requirements established by the Trust. In determining the liquidity of such securities, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace where it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

B. Corporate Debt Securities. Corporate debt securities are bonds or notes issued by domestic and foreign corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s Corporation (“S&P”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

Investments in foreign securities may present certain risks, including those resulting from changes in restrictions on foreign currency transactions and rates of exchange, future political and economic developments, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Other risks associated with investments in foreign securities include less liquid markets, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investments in developing countries involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The market prices of these securities and the ability of the Fund to hold such securities could be affected by social, economic and political instability.

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C. Derivative Instruments. The Funds may use derivative instruments for any lawful purpose consistent with its investment objectives, such as for hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as “underlying assets”) or indices. The Funds may invest in derivative instruments directly or through the underlying funds in which the Funds invest.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts and swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Risk of Potential Government Regulation of Derivatives. The regulation of certain derivatives, including futures, swaps and options transactions, in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse. Future regulation of various types of derivatives, including futures, swaps and options transactions, could limit or prevent a Fund from using these instruments as part of its investment strategy, which could prevent the Fund from achieving its investment objective.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options, swaps and futures transactions in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative

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positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Fund invests.

Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk/Market Exposure. A Fund may also use derivative instruments to manage the risks of its portfolio or to obtain market exposure. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, holding certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange-Traded and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks pertaining to the use of particular derivative instruments are described in the sections that follow.

(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any strategy adopted will succeed. The Adviser’s decision to engage in a derivative transaction will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund’s objectives, investment limitations, and operating policies. In making such a judgment, the Adviser will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund’s entire portfolio and investment objectives.

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(2) Credit Risk. A Fund will be subject to the risk that a loss may be sustained because of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. A Fund will enter into a derivative transaction only with counterparties that the Adviser reasonably believes can perform under the contract. In certain circumstances, the Adviser will obtain collateral or guarantees from credit support providers for the benefit of the Fund from the counterparty to minimize this credit risk.

(3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as “cover,” maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, or collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

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(5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6) Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”), and various state regulatory authorities. In addition, a Fund’s ability to use derivative instruments may be limited by certain tax considerations.

The Trust on behalf of each Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodities Exchange Act (“CEA”), and therefore, the Funds will not be subject to registration or regulation as a commodity pool operator under the CEA.

Leveraged Derivative Transactions. The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging a Fund’s assets in a manner that raises senior security issues as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). In order to avoid creating a senior security and to limit the potential problems for leveraging of a Fund’s assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or designation of the Fund’s liquid assets. To the extent required by SEC guidelines, a Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting (“covered”) position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not “covered.” Assets designated on the Fund’s records cannot be sold while the related derivative position is open unless they are replaced with similar assets and such designated assets may be deemed illiquid. As a result, the designation of a large portion of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

In some cases, a Fund may be required to maintain or limit exposure of a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Adviser may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund’s books and records (unless another interpretation is specified by applicable regulatory requirements).

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Options. A Fund may use options for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. A Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by a Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

A Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

A Fund may effectively terminate its right or obligation under an option by closing a transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

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A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will trade OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index. A Fund may also engage in swaptions, which are options on swaps.

The writing and purchasing of options is a highly-specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

Spread Option Transactions. A Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. A Fund may purchase spread options from securities dealers. Such spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Futures Contracts and Options on Futures Contracts. A Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. A Fund may enter into futures contracts, including, but not limited to, interest rate, commodity, currency and index futures. A Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

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The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. A Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, a Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with

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applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. A Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

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Currency Futures Contracts. A Fund may use currency-related derivative instruments for investment purposes or to hedge all or part of its foreign currency exposure. The use of currency-related derivative instruments by a Fund involves several risks, including the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. A Fund is subject to currency risk, the risk that foreign currencies will decline in value relative to the U.S. Dollar and affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. Dollar. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. A Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract. Additionally, although forward foreign currency contracts may be traded primarily in the OTC market, a Fund will normally purchase or sell OTC forward foreign currency contracts only when the Adviser reasonably believes a liquid secondary market will exist for a particular contract at any specific time.

When required by guidelines issued by the SEC and its staff, a Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent a Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund’s assets is so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Adviser’s skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of

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investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

“Swap” Derivative Transactions. A Fund may enter into interest rate, credit default, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with its investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund may also engage in swaptions, which are options to enter into a swap transaction. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts (with the second party being an exchange in the case of cleared swaps) entered into primarily by institutional investors for periods ranging from less than a day to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, such Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amounts themselves. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered illiquid. Moreover, to the extent the Fund’s exposure to the counterparty is not fully collateralized, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with

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counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on a Fund by the Internal Revenue Code of 1986 (“IRC”) may limit the Fund’s ability to use swap agreements. For a discussion of the use of and risks associated with total return swaps and credit default swaps, please see discussion immediately below under the heading “Credit Derivatives.”

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which was enacted in 2010 in response to volatility in the financial markets, sets forth new requirements for certain OTC derivatives, including swaps. Under Dodd-Frank regulations, certain swap transactions in which a Fund may engage must be executed through swap execution facilities or registered exchanges, cleared through regulated clearinghouses and publicly reported. Furthermore, many swap participants are now subject to additional regulations including certain minimum capital and margin requirements.

The requirements of Dodd-Frank are still being implemented through regulations adopted primarily by the SEC and CFTC, and certain regulations have prescribed phase-in periods. While only certain swap transactions currently require central clearing, it is expected that central clearing will be required for additional instruments under regulations adopted by the CFTC until the majority of the swaps market is subject to central clearing. In addition, additional regulations adopted in implementing Dodd-Frank may increase collateral requirements for certain swaps, which could adversely affect a Fund’s ability to use these instruments. These collateral requirements could force a Fund to terminate new or existing swap agreements or realize amounts to be received under the swaps at inopportune times. It is currently impossible to determine the complete impact of Dodd-Frank and related regulations on a Fund. Additional regulations may adversely affect a Fund’s ability to enter into swap transactions or increase the costs of entering into these transactions, which may hurt the Fund’s returns and negatively affect the Fund’s ability to achieve its investment objective.

Credit Derivatives. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by a standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e, credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is

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credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives a premium up front but the Fund’s exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.

Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the Prospectus, the Adviser may use additional derivative instruments and employ other hedging or risk management techniques. The Adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund’s investment objective and permitted by the Fund’s investment limitations, operating policies, and applicable regulatory authorities.

Duration. Duration was developed as a more precise alternative to the concept of “maturity” for a debt security or portfolio of debt securities. Traditionally, a debt security’s maturity has been used as a proxy for the sensitivity of the debt security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, maturity measures only the time until a debt security provides its final payment, taking no account of the expected timing of the security’s principal and interest payments prior to maturity. In contrast, duration incorporates a bond’s yield, coupon interest payments, final maturity, and call features into one measure. Duration management is one of the fundamental tools used by the Adviser.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options, and options on futures have durations that, in general, are closely related to the duration of the debt securities that underlie them. Holding long futures or call option positions may lengthen the duration of a Fund’s portfolio by approximately the same amount of time that holding an equivalent amount of the underlying debt securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the debt securities that underlie these positions, and may have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying debt securities would.

There are some situations where even the standard duration calculation does not completely reflect the interest rate exposure or projected cash flows of a debt security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure and duration correspond to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.

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D. Fixed Income Securities. Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

E. Municipal Securities. Municipal securities are long- and short-term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and may be exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

Tax exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are backed by the issuer’s full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

The Adviser considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

F. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government

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agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal Home Loan Banks are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price could fall.

G. Mortgage-Backed Securities and Mortgage Loans. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

A Fund may enter into repurchase agreements that are collateralized by residential, multifamily or commercial mortgage loans, home equity loans, servicing rights in respect of mortgage loans, and direct or indirect interests in mortgage loans. The collateral may include both fixed-rate mortgages and adjustable rate mortgages (“ARMs”). When interest rates decline, the value of a fixed-rate mortgage can be expected to rise. Conversely, when interest rates rise, the value of a fixed-rate mortgage can be expected to decline.

Both fixed-rate mortgage loans and ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, mortgagors may refinance fixed-rate mortgages at lower interest rates. ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant or decline because the availability of fixed-rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. There can be no certainty as to the rate of prepayments on the fixed-rate mortgages or ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions. Finally, all mortgage loans may be affected by changes in the value of the property securing the mortgage.

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H. Collateralized Mortgage Obligations (“CMOs”). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

I. Zero Coupon and Pay-in-Kind Bonds. Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay- in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. A Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, a Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. A Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

J. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

(1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time at a stated or variable interest rate.

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(2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

(3) Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

K. Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.

L. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a security or other asset and the seller agrees to repurchase the security or other asset at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience delays or an inability to liquidate the underlying security, resulting in a potential loss in value. However, the Funds intend to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers or their affiliates determined by the Adviser to be creditworthy (each a “Counterparty”). The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

Repurchase agreements may be collateralized with securities or other assets. To the extent that a Fund enters into repurchase agreements collateralized by cash; obligations of the U.S. government or by an agency of the U.S. government (which may be of any maturity); and securities that at the time the repurchase agreement is entered into are rated in the highest rating category by at least one nationally recognized statistical rating organization or, if unrated, determined by the Board (or the Adviser if so delegated by the Board) to be of comparable quality (collectively, “Qualifying Collateral”); and otherwise satisfies the requirements of Rule 5b-3 under the 1940 Act, the acquisition of the repurchase

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agreement will be deemed to be the acquisition of the underlying securities for purposes of Sections 5 and 12(d)(3) of the 1940 Act. To the extent that a repurchase agreement is collateralized by other than Qualifying Collateral (hereinafter, “Non-Qualifying Collateral”), the acquisition of the repurchase agreement will be deemed to be the acquisition of the securities of the Counterparty for purposes of Sections 5 and 12(d)(3) of the 1940 Act. For this reason, with respect to any one broker or its affiliates in the aggregate, a Fund will not invest more than 5% of its total assets in repurchase agreements collateralized by Non-Qualifying Collateral and other securities issued by the same broker-dealer.

M. Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

N. Floating Rate, Inverse Floating Rate, and Index Obligations. A Fund may invest without limitation in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These floating rate, inverse floating rate and index obligations are considered to be instruments which are commonly known as derivatives. They may be backed by U.S. government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. A Fund may invest in instruments whose value is computed based on a multiple of the change in price or value of an asset (or of an index of or relating to assets), provided the relevant asset or assets are eligible for investment by the Fund. To the extent a Fund invests in instruments whose value is computed based on such a multiple, a leverage factor is involved, which can result in high volatility and significant losses. See, “Derivative Instruments” above.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

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Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula.

O. Securities Lending. A Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 33% of the value of the Fund’s net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate the financial institution to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. A Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser, or other affiliated person. The terms of a Fund’s loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

P. Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Q. Investment Company Securities. A Fund may invest substantially in the securities of other investment companies, including other mutual funds, money market funds, exchange-traded funds (“ETFs”) and closed-end funds that invest in a broad range of equity securities, fixed income securities, derivatives, or illiquid securities. When a Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. For example, shareholders may incur expenses associated with capital gains distributions by the Fund as well as the underlying funds in which the Fund invests.

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Shareholders may also incur increased transaction costs as a result of the Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds. A Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs. When selecting underlying funds for investment, a Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio.

The 1940 Act generally restricts investments by registered investment companies, such as the Funds, in the securities of other investment companies, including ETFs. However, pursuant to exemptive orders issued by the U. S. Securities and Exchange Commission (“SEC”) to various ETF sponsors, the Funds are permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that a Fund enters into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits. As a result, a Fund may invest a substantial portion of its assets in a single underlying fund, or a Fund may own a substantial portion of the outstanding shares of an underlying fund. At certain times, an underlying fund may limit a Fund’s ability to sell its shares of the underlying fund. In these cases, such investments will be considered illiquid.

The Funds are independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds, other than by a proportional vote on matters submitted to shareholders of the fund. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund.

Closed-End Funds. The Fund may invest substantially in closed-end funds and preferred stock issued by closed-end funds. Shares of common stock of closed-end funds frequently trade at a discount from net asset value (“NAV”). Moreover, a closed-end fund’s articles of incorporation may contain certain anti-takeover provisions that may have the effect of inhibiting the fund’s possible conversion to open-end status and limiting the ability of other persons to acquire control of the fund. In certain circumstances, these provisions might also inhibit the ability of stockholders (including the Funds) to sell their shares at a premium over prevailing market prices. This characteristic is a risk separate and distinct from the risk that the closed-end fund’s NAV will decrease. In particular, this characteristic would increase the loss or reduce the return on the sale of those closed-end funds whose shares were purchased by a Fund at a premium.

Should any of the closed-end funds convert to open-end status, the Fund will retain common shares unless a determination is made by the adviser that the retention of such shares would be detrimental to the Fund. In the unlikely event that a closed-end fund converts to open-end status at a time when its shares are trading at a premium there would be an immediate loss to the Fund because shares of open-end funds trade at NAV. In addition, to the extent that the converted closed-end fund creates additional common shares when interest rates have declined and invests in lower yielding securities, the Fund may experience a reduction of the average yield of its retained shares in that fund caused by the acquisition of lower coupon investments. Shares of many closed-end funds are thinly traded, and therefore may be more volatile and subject to greater price fluctuations than shares with greater liquidity. Another risk generally associated with common shares of closed-end funds is that many closed-end funds leverage their assets in an attempt to enhance their yield at the expense of increased volatility.

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R. Bank Loans. A Fund (or the mutual funds in which the Fund invests) may invest in bank loans. Bank loans are typically originated, negotiated and structured by a U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the bank loan on behalf of the other Loan Investors in the syndicate. A Fund may invest in bank loans that are structured as senior floating rate debt securities, or loan participation interests.

Loan participation interests primarily take the form of assignments purchased in the primary or secondary market from the Loan Investors. Loan participation interests typically will result in a Fund having a contractual relationship only with the Loan Investor, not with the underlying borrower. As a result, the Fund will receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation interest and, usually, only upon receipt by such Loan Investor of payments from the underlying borrower. The Fund generally will have no right to enforce compliance by the underlying borrower with the terms of the loan agreement, nor any rights with respect to any amounts acquired by other Loan Investors through set-offs against the borrower. Therefore, the Fund will not directly benefit from any collateral that supports the underlying loan. As a result, the Fund may assume the credit risk of both the underlying borrower and the Loan Investor selling the loan participation interest. A Fund may also be limited with respect to its right as the holder of a loan participation interest to vote on certain changes which may be made to the underlying loan agreement, such as waiving a breach of a covenant by the borrow; however, as the holder of a loan participation interest, the Fund will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In the process of buying, selling and holding bank loans (whether structured as participation interests or as floating rate debt securities), a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a bank loan it may receive a facility fee and when it sells a bank loan it may pay a facility fee. On an ongoing basis, a Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a bank loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a bank loan by the borrower.

A Fund will be subject to the risk that collateral securing a bank loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the bank loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. In addition, if the Loan Investor from whom a Fund purchased a loan participation interest is involved in a bankruptcy proceeding, the Fund may be treated as a general creditor of such Loan Investor even if the underlying loan itself is secured. If the Fund’s interest in loan collateral is invalidated or if the Fund is subordinated to other debt of a borrower or a Loan Investor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the investment.

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To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of bank loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of bank loans.

From time to time the Adviser and/or its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in bank loans to, or acquire them from, a Fund or may be intermediate participants with respect to bank loans in which a Fund owns interests. Such banks may also act as Agents for bank loans held by a Fund.

A Fund will only acquire loan participation interests if the borrower and/or Loan Investor selling the interests, and any other persons interpositioned between the Fund and the borrower or Loan Investor, at the time of investment has outstanding debt or deposit obligations rated high yield or higher (i.e., rated C or higher, but not in default) based on a nationally recognized rating agency, or determined by the adviser to be of comparable quality.

S. Equity Securities. Equity securities in which a Fund may invest include U.S. and foreign common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.

Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Rights are similar to warrants, but normally have shorter durations.

T. Collateralized Debt and Loan Obligations (“CDO”s and “CLO”s). A Fund may invest in CDOs and CLOs. CDOs are securitized interests in pools of loan or debt instruments, generally non-mortgage debt. CDOs are issued with a variety of classes or series (“tranches”), which have different maturities and seniority. Tranches are paid based either on the cash flows or the market value of the underlying instruments. Should those cash flows or market value prove inadequate, tranches are paid according to seniority.

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A CLO is a type of collateralized debt obligation that is backed exclusively by loans. A CLO is typically structured as a trust, and is collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Investments in CDOs and CLOs are subject to the same risks as direct investments in the underlying loan and debt securities, including credit risk. Further, in the event of a bankruptcy or other default of an entity who issued the CDO or CLO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

U. Foreign Currency. A Fund’s Adviser may trade foreign currencies, including to hedge against currency movements in the various markets in which foreign issuers are located. The value of the Fund’s foreign securities may be subject to the risk of adverse changes in currency exchange rates and any strategy involving currency related transactions may not be successful.

V. Real Estate Investment Trusts. A real estate investment trust (“REIT”) is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts.

INVESTMENT LIMITATIONS

A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

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2. Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities, or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. Each Fund will not, with respect to 75% of the Fund’s assets, invest in the securities of any single issuer if, immediately after such investment, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding securities of such issuer; provided that this limitation does not apply to cash and cash items (including receivables), Government securities, and securities of other investment companies.

With respect to the percentages adopted by the Trust as maximum limitations on each Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

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B. Non-Fundamental. The following limitations have been adopted by the Trust for the Fund and are non-fundamental (i.e., they are other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1. Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. Each Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

INVESTMENT ADVISER

The Adviser, IRON Financial, LLC, was founded in 1994 and is located at 630 Dundee Rd., Suite 200, Northbrook, IL 60062. The Adviser’s parent company is IRON Holdings, LLC whose controlling members are Aaron Izenstark and Howard Nixon. By reason of their ownership shares of IRON Holdings, LLC, Aaron Izenstark and Howard Nixon each may be deemed to control the Adviser.

Under the terms of the management agreements (the “Agreements”), the Adviser manages each Fund’s investments subject to approval of the Board. As compensation for its management services to the Funds, the Adviser is entitled to an annual fee computed and accrued daily and paid monthly equal to 1.00% of the average daily net assets of the Strategic Income Fund, and 0.90% of the average daily net assets of the Equity Premium Income Fund. With respect to the Equity Premium Income Fund, the Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses so that total annual operating expenses for each class (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.00% of average daily net assets through January 31, 2019. Any waiver or reimbursement by the Adviser is subject to repayment by the Premium Income Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement. As of September 30, 2017, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $394,039 from the Premium Income Fund no later than September 30, 2020.

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A discussion of the factors that the Board considered in approving the Fund’s management agreement is contained in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2017.

The following table provides information regarding management fees paid by the Strategic Income Fund during the periods indicated.

Fiscal Year Ended September 30,	Management Fees Earned by the Adviser	Management Fees Paid to the Adviser
2015	$3,230,214	$3,230,214
2016	$1,753,028	$1,753,028
2017	$1,314,953	$1,314,953

The following table provides information regarding management fees paid by the Premium Income Fund during the period indicated.

Fiscal Year Ended September 30,	Management Fees Earned by the Adviser	Total Fees Waived and/or Expenses Reimbursed	Net Management Fees Paid to the Adviser (Reimbursed)
2016[1]	$40,905	$(184,484)	$(143,579)

[1]	For the period October 30, 2015 (commencement of operations) to September 30, 2016.

The Adviser retains the right to use the name “Iron” in connection with other investment companies or business enterprises with which the Adviser is or may become associated. The Trust’s right to use the name “Iron” automatically ceases 90 days after termination of a Management Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

The Adviser may make payments to financial intermediaries that provide shareholder services and administer shareholder accounts. If a financial intermediary were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Financial intermediaries may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the services will be lower than to those shareholders who do not. The Fund may occasionally purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

ABOUT THE PORTFOLIO MANAGERS

Aaron Izenstark is responsible for making investment decisions for the Strategic Income Fund, along with co-portfolio managers Edward Connolly, Dr. Ramesh Poola, Ph.D., CFA, and Joe Fanaro. Edward Connolly, Aaron Izenstark, Dr. Ramesh Poola, Ph.D., CFA, and Joe Fanaro are jointly and primarily responsible for making investment decisions for the Premium Income Fund. (Each, a “Portfolio Manager”). As of September 30, 2017, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Funds:

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AARON IZENSTARK

Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	2,582	$3,330	0	0

EDWARD CONNOLLY

Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	186	$264.9	0	0

DR. RAMESH POOLA Ph.D., CFA

Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

JOE FANARO

Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	202	$72.5	0	0

Each Portfolio Manager is compensated for his services by the Adviser. The compensation for Messrs. Connolly, Poola, and Fanaro consists of a fixed salary and an annual bonus, which is based on the performance of the applicable Fund and change in applicable Fund assets from client purchases and redemptions. Mr. Izenstark’s compensation consists of a fixed salary and profits from his percentage ownership in the Adviser. Each Portfolio Manager is eligible to participate in the Adviser’s profit sharing program.

As set forth above, the Portfolio Managers may provide investment advisory and other services to clients other than the Funds. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Funds have no interest in these activities. As a result of the foregoing, each Portfolio Manager may be engaged in substantial activities other than on behalf of the Funds, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Funds, such as in cases where the Adviser receives higher fees from the other accounts than the management fee received from the Funds.

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There may be circumstances under which the Portfolio Managers will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of a Fund’s assets that the Portfolio Managers commit to such investment. There also may be circumstances under which the Portfolio Managers purchase or sell an investment for the other accounts and do not purchase or sell the same investment for a Fund, or purchase or sell an investment for a Fund and do not purchase or sell the same investment for the other accounts.

It is generally the Adviser’s policy that investment decisions for all accounts managed by the Portfolio Managers be made based on a consideration of the accounts’ respective investment objectives and policies, and other needs and requirements affecting the accounts; and that investment transactions and opportunities be fairly allocated among the Funds and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Funds and other clients of the Adviser. When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Funds and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis.

The Portfolio Managers’ ownership of shares of the Funds as of September 30, 2017 appears in the table below.

Portfolio Manager	Strategic Income Fund Dollar Range of Fund Shares	Premium Income Fund Dollar Range of Fund Shares
Aaron Izenstark	$500,000-$1,000,000	$100,000-$500,000
Edward Connolly	NONE	$50,000-$100,000
Dr. Ramesh Poola	NONE	$100,000-$500,000
Joe Fanaro	NONE	NONE

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

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The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Principal Occupation During Past 5 Years and Other Directorships

Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer Corporate Development and Executive Vice President of NRS (2003 - present), GTC (2008 - present), Savings Banks Employees Retirement Association (2003 - present), and Advisors Charitable Gift Fund (2008 - present). Director, Lift Up Africa (2008 - present), Chair, Investment Committee of Massachusetts Council of Churches (2011 - present), minister member, Presbytery of Boston, Presbyterian Church (USA) (1975 - present).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017)

Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.

Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of, and each Trustee oversees, 17 series.

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The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust David R. Carson (1958) President, January 2016 to present

Principal Occupation During Past 5 Years and Other Directorships

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (1981) Vice President of Legal Services, January 2016 to present

Current: Vice President, Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; President of Valued Advisers Trust since 2016; Assistant Secretary of Wilshire Mutual Funds, Inc. and Wilshire Variable Insurance Trust since 2016; Assistant Secretary of CM Family of Funds since 2017.

Previous: Secretary, Ultimus Managers Trust (2015 to 2017); Secretary, Unified Series Trust (2015 to 2017) Chief Compliance Officer, BPV Family of Funds (2015 to 2016); Assistant Secretary, Ultimus Managers Trust (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

Mark J. Seger (1962) Vice President, August 2017 to present	Current: Co-Founder, President and Managing Director, Ultimus Fund Solutions, LLC, since 1999, Williamsburg Investment Trust, Treasurer since 2008, Hussman Investment Trust, Treasurer since 2008.

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Martin R. Dean (1963) Assistant Chief Compliance Officer, January 2016 to present

Current: Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC since January 2016; Chief Compliance Officer, Dupree Mutual Funds since August 2017; Chief Compliance Officer, Peachtree Alternative Strategies Fund since January 2017; Chief Compliance Officer, FSI Low Beta Absolute Return Fund since November 2016; Chief Compliance Officer, Cross Shore Discovery Fund since June 2016; Chief Compliance Officer, First Western Funds Trust since April 2016; Assistant Chief Compliance Officer of Ultimus Managers Trust since January 2016.

Previous: Anti-Money Laundering Officer and Chief Compliance Officer of The Huntington Funds (July 2013 to April 2013) and the Huntington Strategy Shares (July 2013 to March 2016); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015); Director of Fund Accounting and Fund Administration Product at Citi Fund Services (January 2008 to June 2013).

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Stacey Havens (1965) Relationship Manager, November 2009 to present

Current: Assistant Vice President, Relationship Management for Ultimus Fund Solutions, LLC since December 2015; Vice President of Capitol Series Trust since September 2013.

Previous: Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1993 to December 2015).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).

Carolyn Ford (1956) Assistant Secretary, March 2017 to present	Current: Paralegal, Ultimus Fund Solutions, LLC since March 2017. Previous: Huntington National Bank, Trust Department (2009-2012), Fiscal Officer Hamilton County Ohio (2012 to 2017).

Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004
* The address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Audit and Pricing Committees of the Board. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also has served as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

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Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. Since 1989, he has been a director, vice president and general counsel of a company that operates convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chair of the Board. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Currently he is Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment product. He is a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US$1 trillion in global pension, endowment, corporate, public and other commingled assets. He is an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and a member of the Board, Lift Up Africa. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007. She previously served as Senior Risk Officer of Huntington National Bank’s Risk Administration business segment. Prior to that, she served as Regulatory Reform Director of Huntington National Bank’s Risk Management business segment from March 2012 to August 2013, Chief Administrative Officer of Huntington’s Wealth Advisors, Government Finance, and Home Lending business segment from November 2010 to March 2012, and Executive Vice President of Huntington from December 2001 to November 2010. She is active as a community leader and she serves on the Board of several local organizations, including a youth social services agency. Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which is a former affiliate of the Trust’s administrator and distributor and also serves as custodian of certain series of the Trust. Ms. Kelly received a B.S. from Hood College in 1977, and an M.B.A. in 1981 from Xavier University.

Independent Trustees Messrs. Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a trust company which sponsors collective investment trusts and manages limited liability investment corporations. This means that they are qualified to review annually each adviser’s qualifications, including the qualification of the Adviser to serve as adviser to the Funds. Ms. Kelly’s experience as an officer of one of the Trust’s custodial banks and former supervisor of one of the Trust’s administrators provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Funds.

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RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, Pricing Committee, and the Advisory Contract Renewal Committee as described below:

•	The Audit Committee consists of Independent Trustees Messrs. Hippenstiel, Condon, Tritschler, Little and Grant and Ms. Kelly. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the year ended December 31, 2017.

•	The Pricing Committee is responsible for reviewing and approving fair valuation determinations. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to meetings to approve fair valuations, the Pricing Committee met four times during the year ended December 31, 2017.

•	The Advisory Contract Renewal Committee is responsible for conducting due diligence on the initial approval and subsequent renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which are provided by the investment advisers and sub- advisers and the Trust’s Administrator. The Committee also conducts interviews of advisers and sub-advisers to the Trust. The Advisory Contract Renewal Committee is comprised of all of the Trustees, although at least two Independent Trustees are required to establish a quorum. This Committee held four meetings during the year ended December 31, 2017

Each Committee typically meets at least quarterly, and reviews reports provided by administrative service providers, legal counsel and independent accountants. The Committees report directly to the Board of Trustees.

The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This legal counsel also serves as counsel to the Trust. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub- advisers. Periodically, the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;

•	Assess how Trust personnel monitor and evaluate risks;

•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and

•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

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The Trustees meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and other information. In general, each series of the Trust has a contract renewal once each year. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1) Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

(2) Code of Ethics review

(3) NAV Errors, if any

(4) Distributor Compliance Reports

(5) Timeliness of SEC Filings

(6) Dividends and other Distributions

(7) List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8) Review of 12b-1 Payments

(9) Multiple Class Expense Reports

(10) Anti-Money Laundering/Customer Identification Reports

(11) Administrator and CCO Compliance Reports

(12) Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Funds and other portfolios of the Trust owned by each Trustee as of December 31, 2017.

Trustee	Dollar Range of the Premium Income Fund’s Shares	Dollar Range of the Strategic Income Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None	None
Ronald C. Tritschler	None	None	None
Stephen A. Little	None	$1 - $10,000	$1 - $10,000
Daniel J. Condon	None	None	None
Kenneth G.Y. Grant	None	$1 - $10,000	$10,001 - $50,000
Nancy V. Kelly	None	None	None

*	As of the date of this SAI, the Trust consists of 17 series.

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Set forth below is the compensation paid during the last fiscal year to the Trustees and compensated officers by the Funds on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and each Fund incurs its share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable.

Name and Position	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Kenneth G.Y. Grant, Independent Trustee and Chairman of the Board	$2,200	$0	$0	$40,788
Daniel J. Condon, Independent Trustee	$1,862	$0	$0	$34,150
Gary E. Hippenstiel, Independent Trustee and Chairman of Audit and Pricing Committees	$2,325	$0	$0	$42,538
Nancy V. Kelly, Independent Trustee	$1,362	$0	$0	$27,150
Stephen A. Little, Independent Trustee	$1,987	$0	$0	$35,900
Ronald C. Tritschler, Independent Trustee	$1,862	$0	$0	$34,150
Lynn E. Wood, Chief Compliance Officer	$8,873	$0	$0	$143,050	[2]

1	As of the date of this SAI, the Trust consists of 17 series.
2	In addition to the CCO’s salary listed in the table, the Trust accrues amounts to pay for the CCO’s expenses relating to compliance activities, including audits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are allocated to each series of the Trust in such manner as the Trustees determine to be fair and equitable.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of any share class of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser. TD Ameritrade may be deemed to be a control person of each Fund.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any Class of a Fund’s outstanding equity securities. As of December 31, 2017, the following shareholders were considered principal shareholders of the respective Fund’s share class:

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Strategic Income Fund - Institutional Class

Name and Address	% Owner Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	9.56%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07950	5.88%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deear Lake Drive East Jacksonville, FL 32246	7.50%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	18.45%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	53.72%	Record

Strategic Income Fund - Investor Class

Name and Address	% Owner Ownership	Type of Ownership
LPL Financial LLC PO Box 509046 San Diego, CA 92150	24.37%	Record
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	46.07%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07950	10.45%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	17.16%	Record

Equity Premium Income Fund - Institutional Class

Name and Address	% Owner Ownership	Type of Ownership
LPL Financial LLC PO Box 509046 San Diageo, CA 92150	18.09%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	74.62%	Record

Equity Premium Income Fund - Investor Class

Name and Address	% Owner Ownership	Type of Ownership
LPL Financial LLC PO Box 509046 San Diageo, CA 92150	73.19%	Record
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	7.18%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	19.63%	Record

As of December 31, 2017, the Trustees and Officers as a group owned less than 1% of any share class of the Funds.

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PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal year ended September 30, 2017, the portfolio turnover rate for the Strategic Income Fund was 426% and for the Premium Income Fund was 6%. For the fiscal year ended September 30, 2016, the portfolio turnover rate for the Strategic Income Fund was 673%. The variation in turnover rate for the Strategic Income Fund is that credit markets experienced more volatility and required more hedging of portfolio risk in 2016 than 2017, leading to higher turnover in 2016. In terms of trading, this led us to open over $500,000,000 of total return swaps in 2016 while we opened less than $200,000,000 in 2017. Changing market and economic conditions is the main driver of our portfolio exposure and as such, our turnover has historically varied significantly.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of each Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Ultimus Asset Services, LLC subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with a Fund, the transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with each Fund. Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of a Fund, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the applicable Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

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The Adviser is specifically authorized to select brokers or dealers who also provide research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received. During the fiscal year ended September 30, 2017, the Adviser did not direct any brokerage transactions to brokers on the basis of research services provided by such brokers.

Over-the-counter transactions may be placed with broker-dealers if the Adviser is able to obtain best execution (including commissions and price). Over-the-counter transactions may also be placed directly with principal market makers. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for a Fund because of the increased volume of the transaction. If the entire blocked order is not filled, a Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between a Fund and employees of the Adviser; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Adviser.

The following table provides information regarding brokerage commissions paid by the Strategic Income Fund during the fiscal periods indicated. The difference in brokerage commissions paid from year to year is primarily due to changes in the quantity of exchange traded securities traded throughout the fiscal year.

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Fiscal Year Ended	Brokerage Commissions Paid
September 30, 2015	$63,432
September 30, 2016	$163,122
September 30, 2017	$100,826

The Strategic Income Fund had a higher portfolio turnover rate during its most recent fiscal year (in comparison to the previous two fiscal years) because the Adviser made more frequent adjustments to the Fund’s portfolio during the year to respond to increasingly volatile market conditions. The higher portfolio turnover rate—including increased transactions in ETFs—primarily contributed to the higher brokerage commissions paid by the Strategic Income Fund during its most recent fiscal year.

The following table provides information regarding brokerage commissions paid by the Premium Income Fund during the fiscal period indicated.

Fiscal Period Ended	Brokerage Commissions Paid
September 30, 2016	$5,742
September 30, 2017	$7,187

The Trust, the Adviser and the Funds’ distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain copies of the Codes, free of charge, by calling Shareholder Services at (877) 322-0575. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Trustees have adopted policies with respect to the disclosure of each Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about each Fund’s portfolio to third-parties prior to (i) the filing of the information with the SEC in a required filing, or (ii) the day after the information is posted to the Fund’s website. As described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s Chief Compliance Officer). Any arrangement to disclose non-public information about each Fund’s portfolio must be approved by the Trust’s Chief Compliance Officer. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Funds’ website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Funds’ website, the information is disclosed no earlier than the day after the date of posting to the website.

Each Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. Each Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to a Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

The Funds may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how each Fund’s attributes (such as performance, volatility and expenses) compare to peer funds. In these instances, information about each Fund’s portfolio would be supplied within approximately 25 days after the end of the month. In addition, any such ratings organization would be required to keep the Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

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DETERMINATION OF NET ASSET VALUE

The NAV of each class of the shares of each Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the applicable Prospectus. A Fund’s NAV per share is computed by dividing the value of the securities held by the applicable class plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the class outstanding at such time.

Equity securities are generally valued by using market quotations. Exchange traded securities are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by a pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. If market quotations are not available, or if management or the Adviser considers the valuation unreliable due to market or other events, then the Fund will value its securities at their fair value, as of the close of regular trading on the NYSE, as determined by the Adviser in good faith according to guidelines established by the Board. The Trust maintains a pricing review committee that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing Committee of the Board. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair valued securities on a quarterly basis.

Fixed income securities are generally valued by using market quotations or a pricing service that utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If market quotations are not available or if management or the Adviser considers the valuation unreliable due to market or other events, then the Fund will value its securities at their fair value, as of the close of the regular trading on the NYSE, as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair market value.

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the applicable Fund’s NAV, pursuant to an election filed by the Trust under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUNDS

Each Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that a Fund actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

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Redemption of Fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If a Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and

•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

If a Fund fails the gross income test for a taxable year, it will nevertheless be considered to have satisfied the test for such year if (i) the Fund satisfies certain procedural requirements and (ii) the Fund’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the Fund for the taxable year in which, absent the application of this provision, it would have failed the gross income test equal to the amount by which (i) the Fund’s non-qualifying gross income exceeds (ii) one-ninth of the Fund’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

If a Fund fails the asset diversification test as of the end of a quarter, it will nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If a Fund’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the Fund’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the Fund will be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter in a case that does not constitute a de minimis failure, a Fund will nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the Fund satisfies certain procedural requirements; (ii) the Fund’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii)

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within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in this case, a tax is imposed on the Fund, at the current rate of 35%, on the net income generated by the assets that caused the Fund to fail the asset diversification test during the period for which the asset diversification test was not met. However, in all events, such tax will not be less than $50,000.

Each Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, a Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because each Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of gains and losses that a Fund realizes in connection with the hedge. A Fund’s income from derivative instruments, in each case derived with respect to its business of making investments, should qualify as allowable income for the Fund under the Income Requirement.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of September 30, 2017, the Strategic Income Fund and Premium Income Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $9,561,499 and $150,171 respectively. The Strategic Income Fund had long-term capital loss carryforwards available to offset future gains and not subject to expiration of $11,185,751.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends a Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the applicable Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, a Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but

44

paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

U.S. Bank, located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as the Strategic Income Fund’s custodian and Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43215, serves as the Premium Income Fund’s custodian (each, a “Custodian”). The Custodian acts as the respective Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Asset Services, LLC (“UAS”) located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Funds’ transfer agent, fund accountant and administrator. Certain officers of the Trust are members of management and/or employees of UAS. UAS is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the parent company of the Funds’ distributor.

UAS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.

In addition, UAS provides the Funds with fund accounting services, which include certain monthly reports, record-keeping and other management-related services.

UAS also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Strategic Income Fund during the periods indicated.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
September 30, 2015	$68,889	$84,640	$203,613
September 30, 2016	$33,069	$62,859	$136,331
September 30, 2017	$33,202	$51,500	$108,218

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The following table provides information regarding transfer agent, fund accounting and administrative services fees incurred by the Premium Income Fund during the periods indicated, not reflecting waivers.

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
September 30, 2016	$25,874	$25,205	$34,386
September 30, 2017	$28,001	$27,504	$37,490

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been selected as the Independent Registered Public Accounting Firm for the Funds for the fiscal year ending September 30, 2018. Cohen will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services as requested.

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SECURITIES LENDING

The amounts of income and fees/compensation related to the securities lending activities of the Strategic Income Fund during the fiscal year ended September 30, 2017 are as follows:

Gross Income to Fund	Agent Lender Fee Paid*	Net Income to Fund
$ 138,557.19	$48,493.57	$90,063.62

*	No fees or other compensation was paid other than the Agent Lender Fee (the “revenue split”).

The Premium Income Fund did not have any securities lending activity during its last fiscal year.

DISTRIBUTOR

Unified Financial Securities, LLC, located at 9465 Counselors Row, Suite 200, Indianapolis, IN 46240 (the “Distributor”), is the exclusive agent for distribution of shares of the Funds. An officer of the Trust is an officer of the Distributor, and may be deemed to be an affiliate of the Distributor. The Distributor and UAS are controlled by Ultimus Fund Solutions, LLC.

The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

The Trust, with respect to each Fund, has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board, including a majority of the Trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement. With respect to the Strategic Income Fund, the Plan was approved by the Board at an in-person meeting on November 10, 2008 and most recently approved by the Board at an in-person meeting on May 22, 2017. With respect to the Premium Income Fund, the Plan was approved by the Board at an in-person meeting on August 17, 2015, and most recently approved by the Board at an in-person meeting on May 22, 2017. In both cases, the meeting was called for the purpose of, among other things, voting on each Plan.

The Plan provides that each Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). A Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for each Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

During the fiscal year ended September 30, 2017, the Strategic Income Fund accrued $18,373 in expenses under the Plan, and the Premium Income Fund accrued $212.

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ADMINISTRATION PLAN

The Trust, with respect to each Fund, has adopted an Administration Plan with respect to its Investor Class shares, pursuant to which each Fund may pay an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to reimburse the Adviser for compensating financial intermediaries who provide administrative services to the Investor Class shareholders. Financial intermediaries eligible to receive payments under the Administration Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders. The Plan requires the distributor to enter into a written agreement with a financial intermediary describing the administrative services to be provided to a Fund’s Investor Class shareholders before the Fund or adviser can compensate the financial intermediary pursuant to the Administration Plan.

For purposes of the Administration Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as recordholder and nominee of all Investor Class shares beneficially owned by the intermediary’s customers; (e) providing sub-accounting with respect to Investor Class shares of a Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to a Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of a Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the financial intermediary; and/or (m) furnishing (either separately or on an integrated basis with other reports sent to a customer by the intermediary) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

PROXY VOTING POLICIES

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Funds’ Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or sub-adviser’s) proxy voting policies. The

49

Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of a Fund’s shareholders. When the Board of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

•	electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•	approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

•	providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•	corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•	shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

More information. You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (877) 322- 0575 or by writing to Ultimus Asset Services, LLC, the Funds’ transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from the Funds’ documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Funds with the SEC on Form N-PX. Each Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

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FINANCIAL STATEMENTS

The financial statements of the Strategic Income Fund and Premium Income Fund and the report of the Independent Registered Public Accounting Firm required to be included in the SAI are hereby incorporated by reference to the Strategic Income Fund’s and Premium Income Fund’s Annual Report to Shareholders for the fiscal period ended September 30, 2017, filed electronically on December 8, 2017 (File No. 811-21237). The Funds will provide the Annual Report without charge upon written request or request by telephone.

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PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation

	1.	Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

	2.	Amendment No. 28 to Agreement and Declaration of Trust as filed with the State of Ohio on December 18 2017 – Filed with Registrant’s registration statement on Form N-1A dated December 18, 2017 and incorporated herein by reference.

(b)	By-laws adopted. As of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders. None.

(d)	Investment Advisory Contracts.

	1.	Copy of Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

	2.	(a)	Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

		(b)	Copy of Operating Expense Limitation Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund, – Filed with the Registrant’s registration statement Form N-1A dated January 26, 2018 and incorporated herein by reference.

	3.	Copy of Registrant’s Amended and Restated Management Agreement with Iron Financial, LLC dated November 10, 2008 with regard to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2009 and incorporated herein by reference.

	4.	(a)	Copy of Registrant’s Amended and Restated Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2015 and incorporated herein by reference.

		(b)	Copy of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for period ending January 31, 2018 – Filed Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	5.	(a)	Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

		(b)	Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Value Institutional Fund and the Symons Concentrated Small Cap Value Institutional Fund for the period ended March 31, 2022 – Filed with Registrant’s registration statement on Form N-1A dated March 30, 2017 and incorporated herein by reference.

	6.	(a)	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

		(b)	Copy of Registrant’s Amended and Restated Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2016 and incorporated herein by reference.

		(c)	Copy of Operating Expense Limitation Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund for the period ended July 31, 2018. – Filed with Registrant’s registration statement on Form N-1A dated July 29, 2017 and incorporated herein by reference.

	7.	(a)	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

8.	Copy of amended Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2016 and incorporated herein by reference.

9.	Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

10.	Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated September 17, 2012 and incorporated herein by reference.

11.	(a)	Copy of Registrant’s Management Agreement with Spouting Rock Fund Management with regard to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	(b)	Copy of Registrant’s Amendment to Management Agreement with Spouting Rock Fund Management with regard to the Spouting Rock/Convex Global Dynamic Risk Fund – Filed with the Registrant’s registration statement on Form N-1A dated January 26, 2018 and incorporated herein by reference.

	(c)	Copy of Subadvisory Agreement between Spouting Rock Fund Management and Convex Capital Management LLC with regard to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N- 1A dated October 31, 2014 and incorporated herein by reference.

	(d)	Copy of Operating Expense Limitation Agreement with Spouting Rock Fund Management regarding fee waiver and expense reimbursement with respect to the Spouting Rock Global Dynamic Risk Fund – Filed with the Registrant’s registration statement on Form N-1A dated January 26, 2018 and incorporated herein by reference.

12.	Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated November 10, 2014 and incorporated herein by reference.

13.	(a)	Copy of Registrant’s Management Agreement with Iron Financial, LLC with regard to the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

	(b)	Copy of Operating Expense Limitation Agreement with Iron Financial, LLC regarding fee waiver and expense reimbursement with respect to the Iron Equity Premium Income Fund - Filed herewith.

14.	(a)	Copy of Registrant’s Management Agreement with Miles Capital, Inc. with regard to the Miles Capital Alternatives Advantage Fund –Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

	(b)	Copy of Operating Expense Limitation Agreement with Miles Capital, Inc. regarding fee waiver and expense reimbursement with respect to the Miles Capital Alternatives Advantage Fund for the period ending April 30, 2018 – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2017 and incorporated herein by reference.

15.	(a)	Form of Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

	(b)	Copy of Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Tactical Multi-Purpose Fund – Filed with the Registrant’s registration statement Form N-1A dated December 29, 2017, and incorporated herein by reference.

16.	(a)	Form of Registrant’s Management Agreement with Selective Wealth Management, LLC regarding the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 6, 2017 and incorporated herein by reference.

	(b)	Form of Amendment to Management Agreement with Selective Wealth Management, LLC regarding the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2017 and incorporated herein by reference.

17.	Copy of Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund, the Crawford Dividend Opportunity Fund, and the Crawford Dividend Yield Fund, for the period ending April 30, 2018 – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2017 and incorporated herein by reference.

	18.	(a) Form of Registrant’s Management Agreement with Essex Investment Management Company, LLC with regard to the Essex Environmental Opportunities Fund – with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

(b) Form of Operating Expense Limitation Agreement with Essex Investment Management Company, LLC regarding fee waiver and expense reimbursement with respect to the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

	19.	(a) Form of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Multi-Asset Income Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2017 and incorporated herein by reference.

(b) Copy of Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Multi-Asset Income Fund for the period ending April 30, 2021—Filed with Registrant’s registration statement on Form N-1A dated September 12, 2017 and incorporated herein by reference.

	20.	(a) Form of Registrant’s Management Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund will be filed by subsequent amendment.

(b) Form of Operating Expense Limitation Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund will be filed by subsequent amendment.

(e)	Underwriting Contracts.

	1.	Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

	2.	Copy of Registrant’s amended and restated Distribution Agreement with Unified Financial Securities, Inc., dated January 17, 2007 – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

	3.	Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2016 and incorporated herein by reference.

	4.	Copy of Distribution Agreement among Registrant, SBAuer Funds, LLC and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2016 and incorporated herein by reference.

	5.	Copy of Distribution Agreement among Registrant, Symons Capital Management and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2016 and incorporated herein by reference.

	6.	Copy of Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC, approved November 14, 2016 – Filed with Registrant’s registration statement on Form N-1A dated January 6, 2017 and incorporated herein by reference.

	7.	Copy of Distribution Agreement among Registrant, Spouting Rock Fund Management and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	8.	Copy of Distribution Agreement among Registrant, Financial Counselors, Inc. and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	9.	Copy of Distribution Agreement among Registrant, Pekin Singer Strauss Asset Management and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	10.	Copy of Distribution Agreement among Registrant, Iron Financial, LLC and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	11.	Copy of Distribution Agreement among Registrant, Dean Investment Associates, LLC and Unified Financial Securities, LLC, approved December 4, 2015—Filed with Registrant’s registration statement on Form N-1A dated July 28, 2017 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodian Agreements.

	1.	Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

	2.	(a) Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b) Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A dated December 7, 2005 and incorporated herein by reference.

(c) Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant to include Silk Invest New Horizons Frontier Fund will be filed by subsequent amendment.

	3.	Copy of Registrant’s Custodian Agreement with MUFG Union Bank, N.A. – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

(h)	Other Material Contracts.

	1.	Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

	2.	Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

	3.	Third Amendment to Mutual Fund Services Agreement between Registrant and Huntington Asset Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2014 and incorporated herein by reference.

	4.	Compliance Services Agreement between Registrant and Buttonwood Compliance Partners, LLC – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2014 and incorporated herein by reference.

	5.	Registrant’s Investor Class Administrative Services Plan for the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	6.	Registrant’s Investor Class Administrative Services Plan for the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	7.	Revolving Credit Agreement between the Registrant and The Huntington National Bank – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2013 and incorporated herein by reference.

	8.	Registrant’s Advisor Class Administrative Services Plan for the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	9.	Registrant’s Investor Class Administration Plan for the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	10.	Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

	11.	Registrant’s Service Class Administrative Services Plan for the Silk Invest New Horizons Frontier Fund will be filed by subsequent amendment.

(i)	Legal Opinion and Consent.

	1.	Legal opinion and consent: Legal opinion filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and is incorporated herein by reference. The consent of Thompson Hine LLP is filed herewith.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)	Rule 12b-1 Plan.

	1.	Copy of Revised Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

	2.	Copy of Rule 12b-1 Distribution Plan for FCI Value Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

	3.	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

	4.	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

5.

Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

Copy of Rule 12b-1 Distribution Plan with respect to the Advisor Class Shares of the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	6.	Copy of Rule 12b-1 Distribution Plan with respect to the Class C Shares of the Crawford Dividend Opportunity Fund and the Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

	7.	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Equity Premium Income Fund. Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

	8.	Copy of Rule 12b-1 Distribution Plan with respect to the Class N Shares of the Miles Capital Alternatives Advantage Fund. Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

	9.	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

(n)	Rule 18f-3 Plan.

	1.	Copy of Amended and Restated Rule 18f-3 Plan for Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund, and Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

	2.	Copy of Rule 18f-3 Plan for the Appleseed Fund –Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

	3.	Copy of Rule 18f-3 Plan for the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	4.	Copy of Amended and Restated Rule 18f-3 Plan for the Iron Strategic Income Fund and the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

	5.	Copy of Rule 18f-3 Plan for the Miles Capital Alternatives Advantage Fund – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

	6.	Copy of Rule 18f-3 Plan for the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

	7.	Rule 18f-3 Plan for the Silk Invest New Horizons Frontier Fund will be filed by subsequent amendment.

(o)	Reserved.

(p)	Codes of Ethics.

	1.	Registrant’s Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on March 30, 2017 and incorporated herein by reference.

	2.	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated March 30, 2017 and incorporated herein by reference.

	3.	Code of Ethics adopted by Unified Financial Securities, LLC and Ultimus Fund Distributors, LLC, as distributors to Registrant – Filed with Registrant’s registration statement on Form N-1A on December 2, 2016 and incorporated herein by reference.

(q)	Proxy Voting Policies.

1.	Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated July 1, 2011 and incorporated herein by reference.

2.	Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

3.	Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

4.	Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as adviser to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

5.	Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as adviser to Symons Value Institutional Fund– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

6.	Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as adviser to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

7.	Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

8.	Proxy Voting Policy adopted by Convex Capital Management LLC as Subadviser to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

9.	Proxy Voting Policy adopted by Miles Capital, Inc. as adviser to the Miles Capital Alternatives Advantage fund – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

10.	Proxy Voting Policy adopted by Fisher Asset Management, LLC as adviser to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

11.	Proxy Voting Policy adopted by Selective Wealth Management, LLC as adviser to the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 6, 2017 and incorporated herein by reference.

12.	Proxy Voting Policy adopted by Essex Investment Management Company, LLC as adviser to the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

13.	Proxy Voting Policy adopted by Silk Invest Limited as adviser to Silk Invest New Horizons Frontier Fund will be filed by subsequent amendment.

Item 29. Persons Controlled by or Under Common Control with Registrant

MTC Holding Corp. owns 100% of Midwest Trust Company, which as of January 4, 2017 owned 98.10% of the FCI Bond Fund. MTC Holding Corp. also owns 100% of FCI Holding Co., which owns 100% of Financial Counselors, Inc. (the Fund’s investment adviser). Bradley Bergman owned 73% of MTC Holding Corp. as of January 4, 2017. As a result, the FCI Bond Fund may be deemed to be under common control with its investment adviser. Each of the above-named companies is organized under the laws of Kansas.

The Fund’s investment adviser, Dean Investment Associates LLC, is wholly owned by C.H. Dean, LLC, which is wholly owned by The C.H. Dean Companies, LLC. The Fund’s sub-adviser, Dean Capital Management, LLC, is controlled, by virtue of a 30% ownership in the sub-adviser, by C.H. Dean LLC. Dennis Dean and Terence Dean are deemed to control The C.H. Dean Companies, LLC and its wholly owned subsidiary, C.H. Dean, LLC by virtue of their controlling ownership interest in the companies. As of June 30, 2017, The C.H. Dean Companies, LLC owned 12.80% of the Dean Mid Cap Fund and Dennis Dean and Terence Dean each beneficially owned 17.18% each of the Dean Mid Cap Fund. As a result, the Dean Mid Cap Fund may be deemed to be under common control with its investment adviser and sub-adviser.

Fisher Asset Management, LLC, d/b/a Fisher Investments is a wholly-owned subsidiary of the holding company Fisher Investments, Inc. Mr. Fisher is the founder, Chairman, and Co-Chief Investment Officer of the Adviser, and is the majority shareholder of Fisher Investments, Inc. As such, he controls the Adviser. As of the commencement of operations of the

Tactical Multi-Purpose Fund, the Adviser owned close to 100% of the shares of the Fund, and it is anticipated that substantially all of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority. As a result, the Tactical Multi-Purpose Fund may be deemed to be under common control with its investment adviser. Fisher Asset Management, LLC is organized under the laws of Delaware and Fisher Investments, Inc. is organized under the laws of California.

Mr. Christopher Devlin is the Managing Member and majority shareholder of the Adviser, Selective Wealth Management, LLC. It is anticipated that substantially all of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority. As a result, the Fund and Adviser may be deemed to be under common control. Selective Wealth Management, LLC is organized under the laws of Virginia.

Item 30. Indemnification.

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Distribution Agreement with Ultimus Fund Distributors, LLC provides that the Trust, on behalf of each Fund, agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust.

The Distribution Agreement with Ultimus Fund Distributors, LLC further provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Distribution Agreement with Unified Financial Securities, LLC provides that the Trust, on behalf of each Fund, agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust. The Trust will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Distribution Agreement with Unified Financial Securities, LLC further provides that the Distributor will indemnify, defend and hold harmless the Trust, the Trust’s several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities. joint or several. to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect hereof) arise out of or are based upon, any breach of its representations and warranties in the Agreement, or which arise out of or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or any or its several officers and Trustees by. or on behalf of, and with respect to, the Distributor specifically for inclusion therein, and will reimburse the Trust, the Trust’s several officers and Trustees, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating. defending or preparing to defend any such action, proceeding or claim.

The Registrant may maintain a standard trustees and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its trustees and officers, and may cover the advisers and their affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of the Investment Advisers.

1.	Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, the Crawford Dividend Opportunity Fund, and the Crawford Dividend Yield Fund, each a series of the Trust. John H. Crawford III serves as Founder, Chief Investment Officer and Portfolio Manager of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

2.	Dean Investment Associates, LLC (“Dean”), serves as investment adviser to the Dean Funds. Stephen M. Miller serves as President and Chief Operating Officer of Dean, and each of Debra E. Rindler and Pamela Miller are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

3.	Dean Capital Management, LLC (“DCM”), serves as sub-adviser to the Dean Funds. Douglas Leach and Steven Roth serve as portfolio managers and are owners and members of Dean Capital Management, LLC. Further information about DCM can be obtained from its Form ADV Part I available on the IAPD.

4.	Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Bond Fund. Mr. Roy E. Wiley serves as President, Owner and Chief Compliance Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

5.	Iron Financial, LLC serves as investment adviser to the Iron Funds. Mr. Aaron Izenstark is the President and Mr. Richard Lakin is the Chief Compliance Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

6.	Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment adviser to the Appleseed Fund. Brandon Hardy, William Pekin, Adam Strauss, Joshua Strauss and Patrick Herrington all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

7.	Symons Capital Management, Inc. (“Symons”) serves as the investment adviser for the Symons Funds. Edward L. Symons, Jr. is the Director, Chairman and Founder, Colin E. Symons, CFA, is a Director, Chief Investment Officer, and Vicki Lynn Ellis and Frank L. Fournier each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

8.	SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. David Gilreath and Mr. Ronald Brock are executive officers of SBA and members of Sheaff Brock Investment Advisors, LLC. Further information about SBA and Sheaff Brock can be obtained from their respective Forms ADV Part I available on the IAPD

9.	Spouting Rock Fund Management (“Spouting Rock”) serves as adviser to the Spouting Rock/Convex Dynamic Global Macro Fund. Blakely C. Page is the President of Spouting Rock. Further information about Spouting Rock can be obtained from its Form ADV Part I available on the IAPD.

10.	Convex Capital Management LLC (“Convex”) serves as sub-adviser to the Spouting Rock/Convex Dynamic Global Macro Fund. Saumen Chattopadhyay is the Managing Member of Convex. Further information about Convex can be obtained from its Form ADV Part I available on the IAPD.

11.	Miles Capital, Inc. (“Miles”) serves as adviser to the Miles Capital Alternatives Advantage Fund. David Miles is the Chairman of Miles and Gregory Boal is the Chief Executive Officer of Miles. Further information about Miles can be obtained from its Form ADV Part I available on the IAPD.

12.	Fisher Asset Management, LLC d/b/a Fisher Investments, the adviser to the Tactical Multi-Purpose Fund, provides investment advisory services for large corporations, pension plans, endowments, foundations, governmental agencies and individuals. To the knowledge of Registrant, none of the directors or officers of Fisher Investments is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Further information about Fisher Asset Management can be obtained from its Form ADV Part I available on the IAPD.

13.	Essex Investment Management Company, LLC (“Essex”) serves as the adviser to the Essex Environmental Opportunities Fund. Joseph McNay is Managing Member and Chairman, and owner of Essex, and Stephen Cutler, Michael McCarthy, Beth Prial and Robert J. Uek are each executive officers of Essex. Further information about Essex can be obtained from its Form ADV Part I available on the IAPD.

14.	Selective Wealth Management, LLC (“Selective Wealth”) serves as the adviser to the Selective Opportunity Fund. Selective Wealth is owned and controlled by Christopher Devlin. Further information about Selective Wealth can be obtained from its Form ADV Part I available on the IAPD.

15.	Silk Invest Limited (“Silk Invest”) serves as the adviser to the Silk Invest New Horizons Frontier Fund. Silk Investment Management Ltd. is a majority owner of Silk Invest. Zin El Abidin Bekkali owns a controlling interest in Silk Investment Management Ltd. Mr. Bekkali is also the Chief Executive Officer & Group CIO of Silk Invest. Further information about Silk Invest can be obtained from its Form ADV Part I available on the IAPD.

Item 32. Principal Underwriters.

(a)	Unified Financial Securities, LLC is the principal underwriter for some series of the Trust. Unified Financial Securities, LLC also serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Yorktown Funds, Bruce Fund, Inc., Commonwealth International Series Trust, Capitol Series Trust, Unified Series Trust, Valued Advisers Trust, Cross Shore Discovery Fund, and HC Capital Trust.

(b)	The directors and officers of Unified Financial Securities, LLC. are as follows:

(1) Name and Principal Business Address	(2) Positions and Offices with Distributor	(3) Positions and Offices With Registrant

Kurt B. Krebs1	President	None

John C. Swhear2	Chief Compliance Officer	None

Stephen Preston1	AML Officer	AML Officer

Karen E. Cunningham1	Financial and Operations Principal	None

1	The principal business address of this individual is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
2	The principal business address of this individual is 9465 Counselors Row, Suite 200, Indianapolis, IN 46240.

(c) Not applicable.

2.	(a) Ultimus Fund Distributors, LLC is a principal underwriter for some series of the Trust. Ultimus Fund Distributors, LLC also serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

AlphaMark Investment Trust

CM Advisors Family of Funds

Caldwell Orkin Funds, Inc.

Centaur Mutual Funds Trust

Chesapeake Investment Trust

Conestoga Funds

Essex Environmental Opportunities Fund*

Eubel Brady & Suttman Mutual Fund Trust

First Western Funds Trust

Hedeker Strategic Appreciation Fund

Hussman Investment Trust

Oak Associates Funds

Papp Investment Trust

Peachtree Alternative Strategies Fund**

Piedmont Investment Trust

FSI Low Beta Absolute Return Fund**

Selective Opportunity Fund*

Schwartz Investment Trust

TFS Capital Investment Trust

Tactical Multi-Purpose Fund*

The Cutler Trust

The Investment House Funds

WST Investment Trust

Williamsburg Investment Trust

Wilshire Mutual Funds, Inc.

Wilshire Variable Insurance Trust

Ultimus Managers Trust

*   Part of UST

**   Closed End Funds

(b) The directors and officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Robert G. Dorsey	President	None
Mark J. Seger	Treasurer/Secretary	Vice President
Kurt B. Krebs	Financial Operations Principal	None
Stephen L. Preston	Chief Compliance Officer	AML Compliance Officer

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c) Not applicable.

Item 33. Location of Accounts and Records.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b) (2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, OH 43215

U.S. Bank, National Association

425 Walnut Street

Cincinnati, OH 45202

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, CA 94104

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Pekin Singer Strauss Asset Management, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

SB Auer Funds, LLC

8801 River Crossing Blvd., Suite 100

Indianapolis, IN 46240

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, OH 45431

Dean Capital Management, LLC

7400 West 130th Street, Suite 350

Overland Park, KS 66213

Essex Investment Management Company, LLC

125 High Street, 18th Floor

Boston, MA 02110

Financial Counselors, Inc.

5901 College Blvd., Suite 110

Overland Park, KS 66211

Fisher Asset Management, LLC

5525 NW Fisher Creek Drive

Camas, WA 98607

Iron Financial, LLC 630

Dundee Rd., Suite 200

Northbrook, IL 60062

Miles Capital, Inc.

1415 28th Street, Suite 200 West

Des Moines, IA 50266

Spouting Rock Fund Management

925 W. Lancaster Avenue, Suite 250

Bryn Mawr, PA 19010

Convex Capital Management LLC 4200

Cantera Drive, Suite 203

Warrenville, IL 60555

Silk Invest Limited

78 Cannon Street

London, EC4N 6HL

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, Pennsylvania 15228

Selective Wealth Management, LLC

828 Main St., Suite 1703

Lynchburg, VA 24504

Each adviser (or sub-adviser) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the adviser manages.

Item 34. Management Services - None.

Item 35. Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 30 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and the State of Ohio on January 25, 2018.

.

UNIFIED SERIES TRUST

By:	/s/ David R. Carson*
David R. Carson, President

Attest:

By:	/s/ Zachary Richmond*
Zachary Richmond, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David R. Carson*	President	January 25, 2018
Dave Carson /s/ Zachary Richmond*	Treasurer and CFO	January 25, 2018
Zachary Richmond /s/ Daniel Condon*	Trustee	January 25, 2018
Daniel Condon /s/ Gary E. Hippenstiel*	Trustee	January 25, 2018
Gary E. Hippenstiel /s/ Stephen Little*	Trustee	January 25, 2018
Stephen Little /s/ Ronald Tritschler*	Trustee	January 25, 2018
Ronald Tritschler /s/ Nancy V. Kelly*	Trustee	January 25, 2018
Nancy V. Kelly /s/ Kenneth Grant*	Trustee	January 25, 2018
Kenneth Grant

* /s/ Bo J. Howell
Bo J. Howell, Attorney in Fact

*	Signed pursuant to a Power of Attorney dated February 15, 2016 and filed with Registrant’s registration statement on Form N-1A on March 29, 2016 and incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description

EX 28.d.13.b	Copy of Operating Expense Limitation Agreement with Iron Financial, LLC regarding fee waiver and expense reimbursement with respect to the Iron Equity Premium Income Fund.

EX.99.i	Consent of Legal Counsel

EX.99.j	Consent of Independent Registered Public Accounting Firm